Prospectus
October 31, 2020
Penn Capital Defensive Floating Rate Income Fund
Institutional Class (Ticker: PFRNX)
Investor Class (Ticker: PFRVX)

Penn Capital Defensive Short Duration High Income Fund
Institutional Class (Ticker: PSHNX)

Penn Capital Opportunistic High Income Fund
(formerly, Penn Capital Multi-Credit High Income Fund)
Institutional Class (Ticker: PHYNX)
Investor Class (Ticker: PHYVX)

Penn Capital Managed Alpha SMID Cap Equity Fund
Institutional Class (Ticker: PSMPX)
Investor Class (Ticker: PSMQX)

Penn Capital Special Situations Small Cap Equity Fund
Institutional Class (Ticker: PSCNX)
Investor Class (Ticker: PSCQX)

Penn Capital Micro Cap Equity Fund
Institutional Class (Ticker: PMCNX)

Penn Capital Enterprise Value Small Cap Equity Fund
Institutional Class (Ticker: PVSNX)

LIKE ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.penncapitalfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-844-302-7366.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-302-7366 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

The Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund have not commenced operations and shares of the funds are not currently offered for purchase.
The Investor Class Shares of the Penn Capital Defensive Floating Rate Income Fund, the Penn Capital Opportunistic High Income Fund, the Penn Capital Managed Alpha SMID Cap Equity Fund and the Penn Capital Special Situations Small Cap Equity Fund are not currently offered for purchase.

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SUMMARY SECTIONS
Penn Capital Defensive Floating Rate Income Fund
Investment Objective
The Penn Capital Defensive Floating Rate Income Fund (the “Fund”) seeks to provide current income.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.82%	0.82%
Total Annual Fund Operating Expenses	1.37%	1.62%
Less Fee Waiver and/or Expense Reimbursement(2)	-0.73%	-0.73%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)(2)	0.64%	0.89%

(1)“Other Expenses” are estimated for the Investor Class shares of the Fund for the current fiscal year.
(2)PENN Capital Funds Trust (the “Trust”) and Penn Capital Management Company, Inc. (the “Advisor”), have entered into an expense limitation agreement under which the Advisor has agreed to waive management fees and/or pay Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) through the period ending October 30, 2021, do not exceed 0.64% for Institutional Class shares and 0.89% for Investor Class shares. Under the agreement, the Advisor is entitled to be reimbursed by the Fund for any fees it waived and expenses it paid for a period of three years following the month of the fee waiver or payment, to the extent such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses paid. The expense limitation agreement may be terminated by the Board of Trustees (the “Board” or “Trustees”) at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Advisor.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the expense limitation applies only for the first year. Your actual costs may be higher or lower:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$65	$362	$680	$1,583
Investor Class	$91	$440	$812	$1,860
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended June 30, 2020, the portfolio turnover rate for the Fund was 93% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in floating rate senior secured loans, floating rate senior corporate debt and other floating rate senior instruments. The loans and instruments in which the Fund invests include bank loans (including covenant lite loans), bonds, and debt securities issued by various domestic and foreign entities. The Fund also invests in private placements in these types of securities. The Fund intends to invest in instruments that are U.S. dollar denominated. The Fund may invest up to 25% of its net assets in foreign debt instruments. The Fund intends to invest primarily in below-investment grade loans and instruments, including debt obligations issued by real estate investment trusts (“REITs”), bonds, notes and debentures, but may also invest in investment grade loans and instruments. Below-investment grade debt instruments (commonly called “high yield” or “junk” bonds) are those instruments rated BB+ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Advisor to be of comparable quality. The Advisor seeks to pursue a conservative (defensive) investment strategy within the high yield debt market by generally avoiding the lowest rated (i.e., riskiest) debt instruments in the high yield market. The Fund is permitted to invest in instruments of any maturity. The Fund may invest up to 10% of its net assets in subordinated loans. In addition, the Fund may have increased exposure to investments in the financials sector. The Fund also is permitted to invest in the securities of leveraged companies (i.e., companies that issue debt). The Fund also invests in other investment companies, including exchange traded funds (“ETFs”), that have investment objectives similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.
The Fund’s investments in senior floating rate loans will be through syndicated loans. Syndicated loans are an extension of credit provided by a group of lenders and are structured, arranged, syndicated and administered by one or more banks. A syndicated bank loan is purchased either via “assignment” or “participation”. When a loan is purchased via assignment, the buyer is approved by the borrower and becomes the legal lender of record. When a loan is purchased via participation, the buyer receives the right to repayment but is not the legal lender of record. Most loans acquired by the Fund will be via assignment.
Loan coupons are typically “floating” rate. Floating rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or is reset on predetermined dates (such as the last day of a month or calendar quarter). Floating rate coupons are typically set using the London Inter-Bank Offered Rate (“LIBOR”) plus the spread (i.e., the rate for such coupons will typically be a spread or margin over LIBOR). The coupon determines the periodic interest payment that the loan holder will receive. Some loans contain a “LIBOR Floor,” which sets a minimum level on which to base the calculation of the coupon. Other loans do not contain a LIBOR Floor, and those coupons typically will be the sum of the 3-month market rate of LIBOR plus the spread. Coupons usually reset quarterly based upon the prevailing LIBOR rate.
The Fund may invest in “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant lite loan that has fewer restrictions typically does not include the legal clauses which allow an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the company or sponsor. Covenant lite loans also generally give the borrower/issuer more flexibility if they have met certain loan terms and provide fewer investor protections if certain criteria are breached.
The Advisor could choose to sell a particular security if, for example, it no longer satisfies specific criteria based on the quantitative and qualitative factors outlined above, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The following principal risks could affect the value of your investment and the Fund’s performance:
•Bank Loan Risk. There are a number of risks associated with an investment in floating rate senior secured bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods in excess of seven days all would likely impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.
Bank loans in which the Fund invests have similar risks to below investment grade fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances could reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.
Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Due to their subordination in the borrower’s capital structure, subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower.
A significant portion of bank loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics. The Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans with the usual covenants.
•Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to meet its financial obligations.
•Debt/Fixed Income Securities Risk. The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are generally subject to interest rate risk, prepayment/extension risk, and credit risk.
•Leveraged Companies Risk. Securities of leveraged companies tend to be more sensitive to issuer, political, market and economic developments than the market as a whole and the securities of other types of companies. A decrease in the credit quality of a leveraged company can lead to a significant decrease in the value of the company’s securities. In the event of liquidation or bankruptcy, a company’s creditors take precedence over the company’s stockholders. Leveraged companies can have limited access to additional capital.
•Liquidity Risk. Certain securities may be difficult (or impossible) to sell at the time and at the price the Advisor would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil. It may be more difficult for the Fund to determine an accurate good faith fair value of an illiquid investment than that of a more liquid comparable investment. If the Fund sells investments with extended settlement times, such as loans, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time.
•Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions could cause the Fund to experience a loss, increase the Fund’s transaction costs, or have tax consequences. To the extent that a large shareholder invests, the Fund may experience relatively large redemptions of such shareholder reallocates its assets.
•Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
•High Yield Securities Risk. High yield securities and unrated securities of similar credit quality, commonly known as “junk” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, a greater level of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
•Prepayment Risk. Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.
•Volatility Risk. The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and you could lose money.
•Income Risk. Income risk is the possibility that the Fund’s income will decline because of falling interest rates.
•LIBOR Transition Risk. The London Interbank Offered Rate (“LIBOR”) is expected to be discontinued by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.
•Rating Agencies Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, could affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.
•Agent Insolvency Risk. In a syndicated loan, the agent bank is the bank in the syndicate that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.
•Portfolio Turnover Risk. The Advisor’s tactical investment process is expected to result in a high portfolio turnover rate. Frequent trading increases the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions, dealer mark-ups and taxes. Increased transaction costs could detract from the Fund’s performance.
•Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement the Fund’s investment strategies.
•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their net asset value per share (“NAV”) and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Trading of ETFs may be halted by the activation of individual or marketwide trading halts, or if the ETFs are delisted from an exchange. Shareholders will indirectly be subject to the fees and expenses of the ETFs in which the Fund invests.
•Private Placement Risk. The Fund invests in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Advisor determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid investments.
•Interest Rate Risk. An increase in interest rates may cause a fall in the value of the fixed income securities in which the Fund may invest. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates. Declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s coupon, maturity, and call features, among other factors.
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
•Foreign Currency Risk. The U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•REIT Risk. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs. A REIT’s performance depends on the types, values and locations of the properties it owns and how well those properties are managed. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages (which refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments, and second-lien mortgage loans), and a decline in or flattening of property values also may exacerbate losses. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.
•Maturity Risk. Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield.
•Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.
•Investments in Other Investment Companies Risk. Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class shares has varied from year to year. The table shows how the average annual total returns of the Fund’s Institutional Class Shares for various periods compare with those of S&P/LSTA BB Loan Index, a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.penncapitalfunds.com or by calling 1-844-302-PENN (7366).

Institutional Class Shares
Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return as of September 30, 2020 was -2.11%. During the period shown in the bar chart, the highest return for a calendar quarter was 3.78% (quarter ended March 31, 2019), and the lowest return for a calendar quarter was -3.03% (quarter ended December 31, 2018).

Average Annual Total Returns (for the Periods Ended December 31, 2019)
	One Year	Since Inception (11/30/15)
Institutional Class Shares
Return Before Taxes	8.25%	4.41%
Return After Taxes on Distributions	6.16%	2.54%
Return After Taxes on Distributions and Sale of Fund Shares	4.85%	2.54%
S&P/LSTA BB Loan Index (reflects no deduction for fees, expenses or taxes)	9.31%	4.64%

Actual after-tax returns depend on each shareholder’s individual tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Performance information for Investor Class shares is not shown because Investor Class shares have not yet been offered as of the date of this Prospectus.
Management
Investment Advisor
Penn Capital Management Company, Inc. is the Fund’s investment advisor (the “Advisor”).
Portfolio Managers:    Richard A. Hocker, Chief Executive Officer and Director of the Advisor. He has managed the Fund since inception in 2015.
David H. Jackson, CFA, Senior Portfolio Manager, Chair of the Credit Risk Committee and Senior Partner of the Advisor. He has managed the Fund since July 2017.
Purchase and Sale of Fund Shares
The minimum initial investment for Institutional Class shares is $10,000. The minimum initial investment for Investor Class shares is $2,500 ($1,000 for IRA accounts and accounts in connection with the Automatic Investment Plan).

The minimum subsequent purchase amount for Institutional Class and Investor Class is $100.
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an application or redemption request to PENN Capital Funds Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by wire, or by calling 1-844-302-PENN (7366). You also may visit the Fund’s website at www.penncapitalfunds.com to access your mutual fund account information and request transactions including subsequent purchases, redemptions and exchanges. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding any fees charged directly by the intermediary and the hours during which orders to purchase or redeem shares may be placed.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or fund supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Penn Capital Defensive Short Duration High Income Fund
Investment Objective
The Penn Capital Defensive Short Duration High Income Fund (the “Fund”) seeks to provide a high level of current income.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.70%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses(1)	1.17%
Less Fee Waiver and/or Expense Reimbursement(2)	-0.63%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)(2)	0.54%

(1)Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which do not include acquired fund fees and expenses because the Financial Highlights reflect the actual operating expenses of the Fund.
(2)PENN Capital Funds Trust (the “Trust”) and Penn Capital Management Company, Inc. (the “Advisor”), have entered into an expense limitation agreement under which the Advisor has agreed to waive management fees and/or pay Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) through the period ending October 30, 2021 do not exceed 0.54% for Institutional Class shares. Under the agreement, the Advisor is entitled to be reimbursed by the Fund for any fees it waived and expenses it paid for a period of three years following the month of the fee waiver or payment, to the extent such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses paid. The expense limitation agreement may be terminated by the Board of Trustees (the “Board” or “Trustees”) at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Advisor.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the expense limitation applies only for the first year. Your actual costs may be higher or lower:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$55	$309	$583	$1,364
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended June 30, 2020, the portfolio turnover rate for the Fund was 113% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, primarily in fixed income securities and senior floating rate loans that are rated below investment grade. Below-investment grade debt instruments (commonly called “high yield” or “junk”) are those instruments rated BB+ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Advisor to be of comparable quality. Fixed income securities in which the Fund invests include debt securities such as bonds, notes and debentures. Within the high yield market, the Fund expects to invest primarily in high yield fixed income securities and senior floating rate loans, including covenant lite loans, that are generally rated at the time of purchase BB+ or lower by S&P or Ba1 or lower by Moody’s, or, if unrated, determined by the Advisor to be of comparable credit quality. The Advisor seeks to pursue a conservative (defensive) investment strategy within the high yield debt market by generally avoiding the lowest rated (i.e., riskiest) debt instruments in the high yield market. The Fund invests in split rated securities (securities which have different ratings from the rating agencies) if one of the ratings is at least a B- rating from S&P or B3 from Moody’s. The Fund will not invest in high yield bonds or senior floating rate loans rated CCC+ or lower by S&P, and Caa1 or lower by Moody’s because the Advisor has determined that such bonds and loans are the riskiest or lowest quality segment of the market and that they have historically been the most likely to default.
Although the Fund has the ability to invest in securities of any maturity, the Fund will normally target a dollar-weighted average maturity of three years or less in an effort to emphasize a more defensive overall portfolio positioning. Maturity is a measure of the time until the principal amount of a bond or loan is due. The Fund typically focuses on instruments that have short durations and seeks to maintain a duration of no more than three years. Duration is an approximate measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. Higher duration securities typically are more sensitive to interest rate changes. Conversely, bonds and loans with a shorter duration are typically less sensitive to interest rate changes. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates. Duration takes into account a debt instrument’s cash flows over time, including the possibility that a debt instrument might be prepaid by the issuer or redeemed by the holder prior to the stated maturity date. Since shorter duration bonds are typically less volatile than longer duration bonds, the Fund’s defensive positioning is expected to generally result in lower volatility relative to the overall high yield market.
The Fund’s investments in fixed income securities and loans will typically consist of U.S. dollar denominated high yield corporate bonds and notes and senior floating rate loans. The Fund also will invest in the securities of leveraged companies (i.e., companies that issue debt). In addition, the Fund may have increased exposure to investments in the financials sector. The Fund may invest up to 25% of its net assets in foreign fixed-income securities, including those denominated in U.S. dollars or other currencies, or in loans issued by lenders based outside of the U.S.
The Fund is permitted to invest without limit in privately placed Rule 144A fixed-income securities. The Fund may invest up to 20% of its net assets in convertible bonds. The Fund intends to invest primarily in below-investment grade loans and other debt instruments, including bonds, notes, debentures and debt obligations issued by real estate investment trusts (“REITs”). The Fund also will invest in loans issued by banks, as well as investment grade loans and other debt instruments. To achieve its objective, the Fund is permitted to invest in other investment companies, including affiliated investment companies, and in exchange traded funds (“ETFs”), that have investment objectives similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.
The Fund’s investments in senior floating rate loans will be through syndicated loans. Syndicated loans are an extension of credit provided by a group of lenders and are structured, arranged, syndicated and administered by one or more banks. Loan coupons are typically “floating” rate. Floating rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or is reset on predetermined dates (such as the last day of a month or calendar quarter). Floating rate coupons are typically set using the London Inter-Bank Offered Rate (“LIBOR”) plus the spread (i.e., the rate for such coupons will typically be a spread or margin over LIBOR). The coupon determines the periodic interest payment that the loan holder will receive. The Fund also expects to obtain exposure to senior floating rate loans through investments in affiliated investment companies.
The Fund may invest in “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant lite loan that has fewer restrictions typically does not include the legal clauses which allows an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the company or sponsor.

Covenant lite loans also generally give the borrower/issuer more flexibility if they have met certain loan terms and provide fewer investor protections if certain criteria are breached.
The Advisor considers both quantitative and qualitative factors in its evaluation and selection of investments for the Fund. Quantitative measures include the review of company financial statements and analysis of the company’s projected future financial position. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers. The Advisor could choose to sell a particular security if, for example, it no longer satisfies specific criteria based on the quantitative and qualitative factors outlined above, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The following principal risks could affect the value of your investment and the Fund’s performance:
•Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to meet its financial obligations.
•High Yield Securities Risk. High yield securities and unrated securities of similar credit quality, commonly known as “junk” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, a greater level of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
•Debt/Fixed Income Securities Risk. The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are generally subject to interest rate risk, prepayment/extension risk, and credit risk.
•Leveraged Companies Risk. Securities of leveraged companies tend to be more sensitive to issuer, political, market and economic developments than the market as a whole and the securities of other types of companies. A decrease in the credit quality of a leveraged company can lead to a significant decrease in the value of the company’s securities. Leveraged companies can have limited access to additional capital.
•    Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement the Fund’s investment strategies.
•Prepayment Risk. Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.
•Income Risk. Income risk is the possibility that the Fund’s income will decline because of falling interest rates.
•Interest Rate Risk. An increase in interest rates may cause a fall in the value of the fixed income securities in which the Fund may invest. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates. Declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s coupon, maturity, and call features, among other factors.
•LIBOR Transition Risk. The London Interbank Offered Rate (“LIBOR”) is expected to be discontinued by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

•Bank Loan Risk. There are a number of risks associated with an investment in floating rate senior secured bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods in excess of seven days all would likely impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.
Bank loans in which the Fund invests have similar risks to below investment grade fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances could reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.
Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Due to their subordination in the borrower’s capital structure, subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower.
A significant portion of bank loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics. The Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans with the usual covenants.
•Investments in Other Investment Companies Risk. Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.
•Rating Agencies Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.
•Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Advisor determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid investments.
•Portfolio Turnover Risk. The Advisor’s tactical investment process is expected to result in a high portfolio turnover rate. Frequent trading increases the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions, dealer mark-ups and taxes. Increased transaction costs could detract from the Fund’s performance.

•Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions could cause the Fund to experience a loss, increase the Fund’s transaction costs, or have tax consequences. To the extent that a large shareholder invests, the Fund may experience relatively large redemptions of such shareholder reallocates its assets.
•Liquidity Risk. Certain securities may be difficult (or impossible) to sell at the time and at the price the Advisor would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil. It may be more difficult for the Fund to determine an accurate good faith fair value of an illiquid investment than that of a more liquid comparable investment. If the Fund sells investments with extended settlement times, such as loans, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time.
•Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
•Volatility Risk. The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and you could lose money.
•Limited Operating History Risk. A newly formed fund with a limited operating history may not attract sufficient assets to achieve or maximize investment and operational efficiencies. If a newly formed fund is unable to achieve sufficient scale, it may be liquidated.
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
•REIT Risk. Debt securities issued by REITs are, for the most part, general and (may be) unsecured obligations and are subject to risks associated with REITs. A REIT’s performance depends on the types, values and locations of the properties it owns and how well those properties are managed. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages (which refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments, and second-lien mortgage loans), and a decline in or flattening of property values also may exacerbate losses. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.
•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and fixed income securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible fixed income security, and generally has less potential for gain or loss than the underlying stock.
•Agent Insolvency Risk. In a syndicated loan, the agent bank is the bank in the syndicate that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.
•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their net asset value per share (“NAV”) and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Trading of ETFs may be halted by the activation of individual or marketwide trading halts, or if the ETFs are delisted from an exchange. Shareholders will indirectly be subject to the fees and expenses of the ETFs in which the Fund invests.
•Foreign Currency Risk. The U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates can fluctuate significantly over short periods of time.
•Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.
•Maturity Risk. Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield.

Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year. The table shows how the average annual total returns of the Fund for various periods compare with those of ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index, a broad measure of market performance. The table also compares the Fund’s performance against the returns of ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index, a benchmark that has investment characteristics similar to the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.penncapitalfunds.com or by calling 1-844-302-PENN (7366).

Institutional Class Shares
Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return as of September 30, 2020 was -2.01%. During the period shown in the bar chart, the highest return for a calendar quarter was 3.35% (quarter ended March 31, 2019), and the lowest return for a calendar quarter was -1.57% (quarter ended December 31, 2018).

Average Annual Total Returns (for the Periods Ended December 31, 2019)
	One Year	Since Inception (7/17/17)
Institutional Class Shares
Return Before Taxes	7.29%	3.31%
Return After Taxes on Distributions	5.69%	1.90%
Return After Taxes on Distributions and Sale of Fund Shares	4.29%	1.91%
ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	8.69%	4.43%
ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	8.84%	4.99%

Actual after-tax returns depend on each shareholder’s individual tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Management
Investment Advisor
Penn Capital Management Company, Inc. is the Fund’s investment advisor (the “Advisor”).
Portfolio Managers:    Richard A. Hocker, Chief Executive Officer and Director of the Advisor. He has managed the Fund since inception in 2017.
Peter R. Duffy, CFA, Chief Investment Officer of Credit, Senior Portfolio Manager and Senior Managing Partner of the Advisor. He has managed the Fund since inception in 2017.
Purchase and Sale of Fund Shares
The minimum initial investment for Institutional Class shares is $10,000.
The minimum subsequent purchase amount for Institutional Class is $100.
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an application or redemption request to PENN Capital Funds Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by wire, or by calling 1-844-302-PENN (7366). You also may visit the Fund’s website at www.penncapitalfunds.com to access your mutual fund account information and request transactions including subsequent purchases, redemptions and exchanges. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding any fees charged directly by the intermediary and the hours during which orders to purchase or redeem shares may be placed.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or fund supermarket), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Penn Capital Opportunistic High Income Fund
Investment Objective
The Penn Capital Opportunistic High Income Fund (the “Fund”) seeks to provide total return through interest income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	1.39%	1.39%
Acquired Fund Fees and Expenses(2)	0.11%	0.11%
Total Annual Fund Operating Expenses(2)	2.19%	2.44%
Less Fee Waiver and/or Expense Reimbursement(3)	-1.47%	-1.47%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)(3)	0.72%	0.97%

(1)“Other Expenses” are estimated for the Investor Class shares of the Fund for the current fiscal year.
(2)Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which do not include acquired fund fees and expenses because the Financial Highlights reflect the actual operating expenses of the Fund.
(3)PENN Capital Funds Trust (the “Trust”) and Penn Capital Management Company, Inc. (the “Advisor”), have entered into an expense limitation agreement under which the Advisor has agreed to waive management fees and/or pay Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) through the period ending October 30, 2021, do not exceed 0.72% for Institutional Class shares and 0.97% for Investor Class shares. Under the agreement, the Advisor is entitled to be reimbursed by the Fund for any fees it waived and expenses it paid for a period of three years following the month of the fee waiver or payment, to the extent such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses paid. The expense limitation agreement may be terminated by the Board of Trustees (the “Board” or “Trustees”) at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Advisor.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the expense limitation applies only for the first year. Your actual costs may be higher or lower:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$74	$543	$1,040	$2,408
Investor Class	$99	$620	$1,167	$2,664
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended June 30, 2020, the portfolio turnover rate for the Fund was 149% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in high yield debt instruments. High yield debt instruments include high yield fixed income securities and senior floating rate bank loans that are generally rated at the time of purchase below investment grade. Below-investment grade debt instruments (commonly called “high yield” or “junk”) are those instruments rated BB+ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Advisor to be of comparable quality. High yield securities include bonds, notes, debentures, preferred stock, payment-in-kind bonds, debt obligations issued by real estate investment trusts (“REITs”), and convertible securities. The Advisor expects to engage in tactical allocations of direct investments as well as investment in other investment companies to achieve its investment objective. As a result of this tactical allocation strategy, the Advisor is permitted to invest a significant portion of the Fund’s assets directly in bank loans, including covenant lite loans, or in instruments with exposure to bank loans, and alternatively, could invest significant amounts in bonds or other instruments identified herein, and less significantly in bank loans, depending upon the Advisor’s determination of market conditions as it considers the Fund’s tactical investment allocation.
The Fund is also permitted to invest in private placements, including Rule 144A fixed-income securities, in these types of securities. The Fund also can invest in common stock received through restructuring of a defaulted bond or from the conversion of a convertible security, and investment grade debt instruments. The Fund is permitted to invest in instruments of any maturity. In addition, the Fund may have increased exposure to investments in the financials sector. The Fund also is permitted to invest in the securities of leveraged companies (i.e., companies that issue debt). The Fund’s investments also can include the securities of companies that are experiencing financial distress, are on the brink of a restructuring or liquidation, or are currently undergoing a restructuring or liquidation under or outside of Federal Bankruptcy Code proceedings, if the Advisor believes that such securities are undervalued and have potential for capital appreciation.
The Fund intends to invest primarily in debt securities that are U.S. dollar denominated, although the Fund may invest in debt securities denominated in foreign currencies. The Fund may invest up to 25% of its net assets in debt of foreign companies.
To obtain exposure to bank loans, as well as other high yield instruments, the Fund also will invest in other investment companies, including affiliated investment companies, and exchange traded funds (“ETFs”), that have investment objectives similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. The Fund will obtain exposure to senior floating rate loans through (at times significant) investments in affiliated investment companies.
The Fund’s investments directly in bank loans will be through syndicated loans. Syndicated loans are an extension of credit provided by a group of lenders and are structured, arranged, syndicated and administered by one or more banks. A syndicated bank loan is purchased either via “assignment” or “participation”. When a loan is purchased via assignment, the buyer is approved by the borrower and becomes the legal lender of record. When a loan is purchased via participation, the buyer receives the right to repayment but is not the legal lender of record. Most loans acquired by the Fund will be via assignment. Loan coupons are typically “floating” rate. Floating rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). Floating rate coupons are typically set using the London Inter-Bank Offered Rate (“LIBOR”) plus the spread (i.e., the rate for such coupons will typically be a spread or margin over LIBOR). The coupon determines the periodic interest payment that the loan holder will receive.
The Fund may invest in “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant lite loan that has fewer restrictions typically does not include the legal clauses which allow an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the company or sponsor. Covenant lite loans also generally give the borrower/issuer more flexibility if they have met certain loan terms and provide fewer investor protections if certain criteria are breached.
The Fund seeks to maintain a well-diversified portfolio of credit instruments with dual objectives of interest income and total return opportunities. The Advisor considers both quantitative and qualitative factors in its evaluation and selection of investments for the Fund. Quantitative measures include the review of company financial statements and analysis of the company’s projected future financial position. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers. The Advisor could choose to sell a particular security if, for example, it no longer satisfies specific criteria based on the quantitative and qualitative factors outlined above, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The following principal risks could affect the value of your investment and the Fund’s performance:
•Debt/Fixed Income Securities Risk. The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are generally subject to interest rate risk, prepayment/extension risk, and credit risk.
•Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to meet its financial obligations.
•High Yield Securities Risk. High yield securities and unrated securities of similar credit quality, commonly known as “junk” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, a greater level of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
•Bank Loan Risk. There are a number of risks associated with an investment in floating rate senior secured bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods in excess of seven days all would likely impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.
Bank loans in which the Fund invests have similar risks to below investment grade fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances could reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.
Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Due to their subordination in the borrower’s capital structure, subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower.
A significant portion of bank loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics. The Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans with the usual covenants.
•Leveraged Companies Risk. Securities of leveraged companies tend to be more sensitive to issuer, political, market and economic developments than the market as a whole and the securities of other types of companies. A decrease in the credit quality of a leveraged company can lead to a significant decrease in the value of the company’s securities. In the event of liquidation or bankruptcy, a company’s creditors take precedence over the company’s stockholders. Leveraged companies can have limited access to additional capital.
•LIBOR Transition Risk. The London Interbank Offered Rate (“LIBOR”) is expected to be discontinued by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.
•Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
•Investments in Other Investment Companies Risk. Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.
•Liquidity Risk. Certain securities may be difficult (or impossible) to sell at the time and at the price the Advisor would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil. It may be more difficult for the Fund to determine an accurate good faith fair value of an illiquid investment than that of a more liquid comparable investment. If the Fund sells investments with extended settlement times, such as loans, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time.
•Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions could cause the Fund to experience a loss, increase the Fund’s transaction costs, or have tax consequences. To the extent that a large shareholder invests, the Fund may experience relatively large redemptions of such shareholder reallocates its assets.

•Interest Rate Risk. An increase in interest rates may cause a fall in the value of the fixed income securities in which the Fund may invest. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates. Declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s coupon, maturity, and call features, among other factors.
•Income Risk. Income risk is the possibility that the Fund’s income will decline because of falling interest rates.
•Portfolio Turnover Risk. The Advisor’s tactical investment process is expected to result in a high portfolio turnover rate. Frequent trading increases the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions, dealer mark-ups and taxes. Increased transaction costs could detract from the Fund’s performance.
•Maturity Risk. Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield.
•Rating Agencies Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.
•Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement the Fund’s investment strategies.
•Prepayment Risk. Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.
•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and fixed income securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible fixed income security, and generally has less potential for gain or loss than the underlying stock.
•Preferred Stock Risk. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
•Agent Insolvency Risk. In a syndicated loan, the agent bank is the bank in the syndicate that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.
•Payment-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as payment-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on payment-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Payment-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.
•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their net asset value per share

(“NAV”) and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Trading of ETFs may be halted by the activation of individual or marketwide trading halts, or if the ETFs are delisted from an exchange. Shareholders will indirectly be subject to the fees and expenses of the ETFs in which the Fund invests.
•Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Advisor determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid investments.
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
•REIT Risk. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs. A REIT’s performance depends on the types, values and locations of the properties it owns and how well those properties are managed. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages (which refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments, and second-lien mortgage loans), and a decline in or flattening of property values also may exacerbate losses. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.
•Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.
•Foreign Currency Risk. The U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates can fluctuate significantly over short periods of time.
•Volatility Risk. The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and you could lose money.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class shares has varied from year to year. The table shows how the average annual total returns of the Fund’s Institutional Class Shares for various periods compare with those of ICE BofAML High Yield Constrained Index, a broad measure of market performance. The table also compares the Fund’s performance against an index comprised of the returns of a blended benchmark that has investment characteristics similar to the Fund: 50% ICE BofAML High Yield Constrained Index and 50% S&P/LSTA BB Loan Index. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.penncapitalfunds.com or by calling 1-844-302-PENN (7366).

Institutional Class Shares
Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return as of September 30, 2020 was -3.86%. During the period shown in the bar chart, the highest return for a calendar quarter was 6.09% (quarter ended March 31, 2019), and the lowest return for a calendar quarter was -4.41% (quarter ended December 31, 2018).

Average Annual Total Returns (for the Periods Ended December 31, 2019)
	One Year	Since Inception (11/30/15)
Institutional Class Shares
Return Before Taxes	11.36%	6.98%
Return After Taxes on Distributions	8.83%	3.99%
Return After Taxes on Distributions and Sale of Fund Shares	6.68%	4.00%
ICE BofAML High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	14.41%	8.11%
50% ICE BofAML High Yield Constrained Index - 50% S&P/LSTA BB Loan Index (reflects no deduction for fees, expenses or taxes)	11.85%	6.38%
Actual after-tax returns depend on each shareholder’s individual tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Performance information for Investor Class shares is not shown because Investor Class shares have not yet been offered as of the date of this Prospectus.
Management
Investment Advisor
Penn Capital Management Company, Inc. is the Fund’s investment advisor (the “Advisor”).
Portfolio Managers:    Richard A. Hocker, Chief Executive Officer and Director of the Advisor. He has managed the Fund since inception in 2015.
David H. Jackson, CFA, Senior Portfolio Manager, Chair of the Credit Risk Committee and Senior Partner of the Advisor. He has managed the Fund since inception in 2015.

Purchase and Sale of Fund Shares
The minimum initial investment for Institutional Class shares is $10,000. The minimum initial investment for Investor Class shares is $2,500 ($1,000 for IRA accounts and accounts in connection with the Automatic Investment Plan).
The minimum subsequent purchase amount for Institutional Class and Investor Class is $100.
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an application or redemption request to PENN Capital Funds Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by wire, or by calling 1-844-302-PENN (7366). You also may visit the Fund’s website at www.penncapitalfunds.com to access your mutual fund account information and request transactions including subsequent purchases, redemptions and exchanges. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding any fees charged directly by the intermediary and the hours during which orders to purchase or redeem shares may be placed.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or fund supermarket), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Penn Capital Managed Alpha SMID Cap Equity Fund
Investment Objective
The Penn Capital Managed Alpha SMID Cap Equity Fund (the “Fund”) seeks to provide capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	1.24%	1.24%
Total Annual Fund Operating Expenses	2.14%	2.39%
Less Fee Waiver and/or Expense Reimbursement(2)	-1.08%	-1.08%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)(2)	1.06%	1.31%

(1)“Other Expenses” are estimated for the Investor Class shares of the Fund for the current fiscal year.
(2)PENN Capital Funds Trust (the “Trust”) and Penn Capital Management Company, Inc. (the “Advisor”), have entered into an expense limitation agreement under which the Advisor has agreed to waive management fees and/or pay Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) through the period ending October 30, 2021, do not exceed 1.06% for Institutional Class shares and 1.31% for Investor Class shares. Under the agreement, the Advisor is entitled to be reimbursed by the Fund for any fees it waived and expenses it paid for a period of three years following the month of the fee waiver or payment, to the extent such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses paid. The expense limitation agreement may be terminated by the Board of Trustees (the “Board” or “Trustees”) at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Advisor.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the expense limitation applies only for the first year. Your actual costs may be higher or lower:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$108	$556	$1,050	$2,387
Investor Class	$133	$642	$1,178	$2,644
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended June 30, 2020, the portfolio turnover rate for the Fund was 57% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the equity securities of small and mid-capitalization companies. Small and mid-capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase between the lesser of $250 million or the market capitalization of the smallest company included in the Russell 2500® Index, and the greater of $10 billion or the market capitalization of the largest company included in the Russell 2500® Index. As of August 31, 2020, the minimum and maximum market capitalizations included in the Russell 2500® Index were approximately $50.3 million and $19.4 billion, respectively. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.
Equity securities in which the Fund invests include common stock; preferred stock; equity-equivalent securities such as convertible securities; other investment companies, including exchange traded funds (“ETFs”); American Depositary Receipts (“ADRs”); and real estate investment trusts (“REITs”). The Fund is also permitted to invest in private placements in these types of securities. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund generally invests in the securities of leveraged companies (i.e., companies that issue debt). The Fund also has the ability to invest in other investment companies, including ETFs, that have investment objectives similar to the Fund’s, or that otherwise are permitted investments with the Fund’s investment policies described herein. Investments in investment companies and ETFs also are permitted to manage the Fund’s cash holdings. The Fund may invest more than 25% in dividend-paying securities. In addition, the Fund may have increased exposure to investments in the financials sector. The Fund also may invest up to 25% of its net assets in foreign equity securities.
The Fund generally intends to invest in approximately 50 to 90 equity securities identified by the Advisor’s fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include the review of company financial statements and analysis of the company’s financial metrics relative to its peer group. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers. The Advisor could choose to sell a security when, for example, in the Advisor’s determination, it no longer represents an attractive growth prospect, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The following principal risks could affect the value of your investment and the Fund’s performance:
•Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
•Small and Mid-Capitalization Companies Risk. Small and mid-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small and mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.
•Volatility Risk. The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and you could lose money.
•Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement the Fund’s investment strategies.
•Focused Investment Risk. If the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund’s exposure to various risks will be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries region, market, industry, group of industries, sector or asset class.
•Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions could cause the Fund to experience a loss, increase the Fund’s transaction costs, or have tax consequences. To the extent that a large shareholder invests, the Fund may experience relatively large redemptions of such shareholder reallocates its assets.
•Leveraged Companies Risk. Securities of leveraged companies tend to be more sensitive to issuer, political, market and economic developments than the market as a whole and the securities of other types of companies. A decrease in the credit quality of a leveraged company can lead to a significant decrease in the value of the company’s securities. In the event of liquidation or bankruptcy, a company’s creditors take precedence over the company’s stockholders. Leveraged companies can have limited access to additional capital.
•Portfolio Turnover Risk. The Advisor’s tactical investment process is expected to result in a high portfolio turnover rate. Frequent trading increases the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions, dealer mark-ups and taxes. Increased transaction costs could detract from the Fund’s performance.
•Liquidity Risk. Certain securities may be difficult (or impossible) to sell at the time and at the price the Advisor would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil. It may be more difficult for the Fund to determine an accurate good faith fair value of an illiquid investment than that of a more liquid comparable investment. If the Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time.
•Dividend-Paying Securities Risk. Investment in dividend-paying stocks could cause the Fund to underperform similar small to medium capitalization funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in favorable markets to the same degree as other stocks, and other factors, such as an increase in interest rates or severe economic downturn could cause a company to unexpectedly decrease or even eliminate its dividend.
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
•REIT Risk. A REIT’s performance depends on the types, values and locations of the properties it owns and how well those properties are managed. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages (which refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments, and second-lien mortgage loans), and a decline in or flattening of property values also may exacerbate losses. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.
•Foreign Currency Risk. The U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates can fluctuate significantly over short periods of time.
•ADR Risk. ADRs are subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.
•Foreign Securities Risk. Investing in foreign securities (including ADRs) typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.
•Investments in Other Investment Companies Risk. Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.
•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their net asset value per share (“NAV”) and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Trading of ETFs may be halted by the activation of individual or marketwide trading halts, or if the ETFs are delisted from an exchange. Shareholders will indirectly be subject to the fees and expenses of the ETFs in which the Fund invests.
•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and fixed income securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible fixed income security, and generally has less potential for gain or loss than the underlying stock.
•Preferred Stock Risk. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
•Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Advisor determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid investments.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year. The table shows how the average annual total returns of the Fund’s Institutional Class Shares for various periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.penncapitalfunds.com or by calling 1-844-302-PENN (7366).

Institutional Class Shares
Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return as of September 30, 2020 was -8.87%. During the period shown in the bar chart, the highest return for a calendar quarter was 14.57% (quarter ended March 31, 2019), and the lowest return for a calendar quarter was -17.53% (quarter ended December 31, 2018).

Average Annual Total Returns (for the Periods Ended December 31, 2019)
	One Year	Since Inception (11/30/15)
Institutional Class Shares
Return Before Taxes	30.83%	11.63%
Return After Taxes on Distributions	29.47%	10.47%
Return After Taxes on Distributions and Sale of Fund Shares	19.18%	8.94%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	27.77%	10.71%
Actual after-tax returns depend on each shareholder’s individual tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Performance information for Investor Class shares is not shown because Investor Class shares have not yet been offered as of the date of this Prospectus.
Management
Investment Advisor
Penn Capital Management Company, Inc. is the Fund’s investment advisor (the “Advisor”).
Portfolio Managers:    Richard A. Hocker, Chief Executive Officer and Director of the Advisor. He has managed the Fund since inception in 2015.
Eric J. Green, CFA, Chief Investment Officer of Equity, Senior Portfolio Manager, and Senior Managing Partner of the Advisor. He has managed the Fund since inception in 2015.
Joseph C. Maguire, CFA, Director of Research, Chair of the Equity Risk Committee, Senior Portfolio Manager, and Senior Managing Partner of the Advisor. He has managed the Fund since inception in 2015.

Purchase and Sale of Fund Shares
The minimum initial investment for Institutional Class shares is $10,000. The minimum initial investment for Investor Class shares is $2,500 ($1,000 for IRA accounts and accounts in connection with the Automatic Investment Plan).
The minimum subsequent purchase amount for Institutional Class and Investor Class is $100.
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an application or redemption request to PENN Capital Funds Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by wire, or by calling 1-844-302-PENN (7366). You also may visit the Fund’s website at www.penncapitalfunds.com to access your mutual fund account information and request transactions including subsequent purchases, redemptions and exchanges. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding any fees charged directly by the intermediary and the hours during which orders to purchase or redeem shares may be placed.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or fund supermarket), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Penn Capital Special Situations Small Cap Equity Fund
Investment Objective
The Penn Capital Special Situations Small Cap Equity Fund (the “Fund”) seeks to provide capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	2.14%	2.14%
Total Annual Fund Operating Expenses	3.09%	3.34%
Less Fee Waiver and/or Expense Reimbursement(2)	-2.00%	-2.00%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)(2)	1.09%	1.34%

(1)“Other Expenses” are estimated for the Investor Class shares of the Fund for the current fiscal year.
(2)PENN Capital Funds Trust (the “Trust”) and Penn Capital Management Company, Inc. (the “Advisor”), have entered into an expense limitation agreement under which the Advisor has agreed to waive management fees and/or pay Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) through the period ending October 30, 2021, do not exceed 1.09% for Institutional Class shares and 1.34% for Investor Class shares. Under the agreement, the Advisor is entitled to be reimbursed by the Fund for any fees it waived and expenses it paid for a period of three years following the month of the fee waiver or payment, to the extent such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses paid. The expense limitation agreement may be terminated by the Board of Trustees (the “Board” or “Trustees”) at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Advisor.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the expense limitation applies only for the first year. Your actual costs may be higher or lower:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$111	$766	$1,445	$3,262
Investor Class	$136	$840	$1,568	$3,495
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended June 30, 2020, the portfolio turnover rate for the Fund was 115% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the equity securities of small-capitalization companies. Small-capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase between the lesser of $100 million or the market capitalization of the smallest company included in the Russell 2000® Index and the greater of $4 billion or the market capitalization of the largest company included in the Russell 2000® Index. As of August 31, 2020, the minimum and maximum market capitalizations included in the Russell 2000® Index were approximately $50.3 million and $7.4 billion, respectively. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.
Equity securities in which the Fund invests include common stock; preferred stock; equity-equivalent securities such as convertible securities; other investment companies, including exchange traded funds (“ETFs”); American Depositary Receipts (“ADRs”); and real estate investment trusts (“REITs”). The Fund also is permitted to invest in private placements in these types of securities. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. In addition, the Fund may have increased exposure to investments in the financials and consumer discretionary sectors. The Fund generally invests in the securities of leveraged companies (i.e., companies that issue debt). The Fund also has the ability to invest in other investment companies, including ETFs, that have investment objectives similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. The Fund may invest up to 25% of its net assets in foreign equity securities.
The Fund generally intends to invest in approximately 50 to 90 equity securities identified by the Advisor’s fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include the review of company financial statements and analysis of the company’s financial metrics relative to its peer group. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers. The Advisor could choose to sell a security when, for example, in the Advisor’s determination, it no longer represents an attractive growth prospect, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The following principal risks could affect the value of your investment and the Fund’s performance:
•Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
•Small-Capitalization Companies Risk. Small-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.
•Volatility Risk. The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and you could lose money.
•Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement the Fund’s investment strategies.
•Leveraged Companies Risk. Securities of leveraged companies tend to be more sensitive to issuer, political, market and economic developments than the market as a whole and the securities of other types of companies. A decrease in the credit quality of a leveraged company can lead to a significant decrease in the value of the company’s securities. In the event of liquidation or bankruptcy, a company’s creditors take precedence over the company’s stockholders. Leveraged companies can have limited access to additional capital.

•Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions could cause the Fund to experience a loss, increase the Fund’s transaction costs, or have tax consequences. To the extent that a large shareholder invests, the Fund may experience relatively large redemptions of such shareholder reallocates its assets.
•Focused Investment Risk. If the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund’s exposure to various risks will be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries region, market, industry, group of industries, sector or asset class.
•Portfolio Turnover Risk. The Advisor’s tactical investment process is expected to result in a high portfolio turnover rate. Frequent trading increases the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions, dealer mark-ups and taxes. Increased transaction costs could detract from the Fund’s performance.
•Liquidity Risk. Certain securities may be difficult (or impossible) to sell at the time and at the price the Advisor would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil. It may be more difficult for the Fund to determine an accurate good faith fair value of an illiquid investment than that of a more liquid comparable investment. If the Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time.
•Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion or resources and labor relations also may adversely affect these companies.
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
•REIT Risk. A REIT’s performance depends on the types, values and locations of the properties it owns and how well those properties are managed. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages (which refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments, and second-lien mortgage loans), and a decline in or flattening of property values also may exacerbate losses. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.
•Foreign Currency Risk. The U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates can fluctuate significantly over short periods of time.
•ADR Risk. ADRs are subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.
•Foreign Securities Risk. Investing in foreign securities (including ADRs) typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.
•Investments in Other Investment Companies Risk. Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.
•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their net asset value per share (“NAV”) and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Trading of ETFs may be halted by the activation of individual or marketwide trading halts, or if the ETFs are delisted from an exchange. Shareholders will indirectly be subject to the fees and expenses of the ETFs in which the Fund invests.
•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and fixed income securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible fixed income security, and generally has less potential for gain or loss than the underlying stock.
•Preferred Stock Risk. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
•Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Advisor determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid investments.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year. The table shows how the average annual total returns of the Fund’s Institutional Class Shares for various periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.penncapitalfunds.com or by calling 1-844-302-PENN (7366).

Institutional Class Shares
Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return as of September 30, 2020 was -8.49%. During the period shown in the bar chart, the highest return for a calendar quarter was 19.36% (quarter ended March 31, 2019), and the lowest return for a calendar quarter was -23.65% (quarter ended December 31, 2018).

Average Annual Total Returns (for the Periods Ended December 31, 2019)
	One Year	Since Inception (12/17/15)
Institutional Class Shares
Return Before Taxes	28.98%	10.95%
Return After Taxes on Distributions	28.98%	8.60%
Return After Taxes on Distributions and Sale of Fund Shares	17.16%	7.77%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	25.52%	11.56%
Actual after-tax returns depend on each shareholder’s individual tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Performance information for Investor Class shares is not shown because Investor Class shares have not yet been offered as of the date of this Prospectus.
Management
Investment Advisor
Penn Capital Management Company, Inc. is the Fund’s investment advisor (the “Advisor”).
Portfolio Managers:    Richard A. Hocker, Chief Executive Officer and Director of the Advisor. He has managed the Fund since inception in 2015.
Eric J. Green, CFA, Chief Investment Officer of Equity, Senior Portfolio Manager, and Senior Managing Partner of the Advisor. He has managed the Fund since inception in 2015.
Purchase and Sale of Fund Shares
The minimum initial investment for Institutional Class shares is $10,000. The minimum initial investment for Investor Class shares is $2,500 ($1,000 for IRA accounts and accounts in connection with the Automatic Investment Plan).
The minimum subsequent purchase amount for Institutional Class and Investor Class is $100.

You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an application or redemption request to PENN Capital Funds Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by wire, or by calling 1-844-302-PENN (7366). You also may visit the Fund’s website at www.penncapitalfunds.com to access your mutual fund account information and request transactions including subsequent purchases, redemptions and exchanges. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding any fees charged directly by the intermediary and the hours during which orders to purchase or redeem shares may be placed.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or fund supermarket), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Penn Capital Micro Cap Equity Fund
Investment Objective
The Penn Capital Micro Cap Equity Fund (the “Fund”) seeks to provide capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	4.60%
Total Annual Fund Operating Expenses	5.60%
Less Fee Waiver and/or Expense Reimbursement(2)	-4.41%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)(2)	1.19%

(1)Because the Fund has not yet commenced operations, “Other Expenses” are based on the estimated expenses for the current fiscal year for the Institutional Class shares.
(2)PENN Capital Funds Trust (the “Trust”) and Penn Capital Management Company, Inc. (the “Advisor”), have entered into an expense limitation agreement under which the Advisor has agreed to waive management fees and/or pay Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) through the period ending October 30, 2021 do not exceed 1.19% for Institutional Class shares. Under the agreement, the Advisor is entitled to be reimbursed by the Fund for any fees it waived and expenses it paid for a period of three years following the month of the fee waiver or payment, to the extent such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses paid. The expense limitation agreement may be terminated by the Board of Trustees (the “Board” or “Trustees”) at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Advisor.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the expense limitation applies only for the first year. Your actual costs may be higher or lower:

	1 Year	3 Years
Institutional Class	$122	$1,278
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided because the Fund had not commenced investment operations as of the date of this Prospectus.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the equity securities of micro capitalization companies. Micro capitalization companies are defined for this purpose as companies with market capitalizations that, at the time of purchase, fall within the range of companies in the Russell Microcap® Index. As of August 31, 2020, the minimum and maximum market capitalizations included in the Russell Microcap® Index were approximately $21.3 million and $3.9 billion, respectively. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.
The Fund expects to invest primarily in publicly traded securities. Equity securities in which the Fund invests include common stock; American Depositary Receipts (“ADRs”); and real estate investment trusts (“REITs”). ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. In addition, the Fund may have increased exposure to investments in the financials sector. The Fund generally invests in the securities of leveraged companies (i.e., companies that issue debt). The Fund may invest up to 25% of its net assets in foreign equity securities.
The Fund generally intends to invest in approximately 50 to 150 equity securities identified by the Advisor’s fundamental, bottom-up value driven research. The Advisor seeks to invest in companies that it believes have significant growth potential. The Advisor seeks to maximize the Fund’s growth potential by investing in securities that it believes are selling at a reasonable valuation in view of their future projected cash flows. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include the review of company financial statements and analysis of the company’s financial metrics relative to its peer group. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers.
Following the bottom-up fundamental research of an individual security, the Advisor analyzes industry trends to identify those industries with strong potential for growth. The Advisor then conducts a macro-economic overview to determine the industry-specific over- and under-weightings of the Fund’s securities relative to its corresponding benchmark. By following this process, the Advisor actively manages both the industry weightings and individual security positions. The Advisor could choose to sell a security when, for example, in the Advisor’s determination, it no longer represents an attractive growth prospect, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The following principal risks could affect the value of your investment and the Fund’s performance:
•Micro-Capitalization Companies Risk. Micro-capitalization companies may be newly formed or in the early stages of development with more limited product lines, markets, managerial or financial resources. not have the size, resources and other assets of large capitalization companies. As a result, the securities of micro-capitalization companies may be subject to greater market risks and fluctuations in value than small or even medium capitalization companies or may not correspond to changes in the stock market in general. In addition, micro-capitalization companies may be particularly affected by loss of key personnel. There may be less public information about micro capitalization companies and they may be more affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. The stock of micro capitalization companies may be more volatile and more thinly traded (and thereby more difficult for the Fund to buy and sell at an optimal time or price) than the stock of small and mid-capitalization companies.
•Liquidity Risk. Certain securities may be difficult (or impossible) to sell at the time and at the price the Advisor would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil. It may be more difficult for the Fund to determine an accurate good faith fair value of an illiquid investment than that of a more liquid comparable investment. If the Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time.
•Leveraged Companies Risk. Securities of leveraged companies tend to be more sensitive to issuer, political, market and economic developments than the market as a whole and the securities of other types of companies. A decrease in the credit quality of a leveraged company can lead to a significant decrease in the value of the company’s securities. In the event of liquidation or bankruptcy, a company’s creditors take precedence over the company’s stockholders. Leveraged companies can have limited access to additional capital.
•Volatility Risk. The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and you could lose money.
•Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
•Focused Investment Risk. If the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund’s exposure to various risks will be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries region, market, industry, group of industries, sector or asset class.
•Growth Companies Risk. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.
•Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions could cause the Fund to experience a loss, increase the Fund’s transaction costs, or have tax consequences. To the extent that a large shareholder invests, the Fund may experience relatively large redemptions of such shareholder reallocates its assets.
•Portfolio Turnover Risk. The Advisor’s tactical investment process is expected to result in a high portfolio turnover rate. Frequent trading increases the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions, dealer mark-ups and taxes. Increased transaction costs could detract from the Fund’s performance.
•Limited Operating History Risk. A newly formed fund with a limited operating history may not attract sufficient assets to achieve or maximize investment and operational efficiencies. If a newly formed fund is unable to achieve sufficient scale, it may be liquidated.
•REIT Risk. A REIT’s performance depends on the types, values and locations of the properties it owns and how well those properties are managed. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement the Fund’s investment strategies.
•Foreign Currency Risk. The U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates can fluctuate significantly over short periods of time.
•Foreign Securities Risk. Investing in foreign securities (including ADRs) typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.
•ADR Risk. ADRs are subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.
Performance Information
No performance information is available since the Fund had not commenced investment operations as of the date of this Prospectus.
Management
Investment Advisor
Penn Capital Management Company, Inc. is the Fund’s investment advisor (the “Advisor”).
Portfolio Managers:    Richard A. Hocker, Chief Executive Officer and Director of the Advisor. He has managed the Fund since inception.
J. Paulo Silva, CFA, Senior Portfolio Manager and Senior Managing Partner of the Advisor. He has managed the Fund since inception.
Purchase and Sale of Fund Shares
The minimum initial investment for Institutional Class shares is $10,000.
The minimum subsequent purchase amount for Institutional Class is $100.
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an application or redemption request to PENN Capital Funds Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by wire, or by calling 1-844-302-PENN (7366). You also may visit the Fund’s website at www.penncapitalfunds.com to access your mutual fund account information and request transactions including subsequent purchases, redemptions and exchanges. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding any fees charged directly by the intermediary and the hours during which orders to purchase or redeem shares may be placed.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or fund supermarket), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Penn Capital Enterprise Value Small Cap Equity Fund
Investment Objective
The Penn Capital Enterprise Value Small Cap Equity Fund (the “Fund”) seeks to provide capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	4.60%
Total Annual Fund Operating Expenses	5.40%
Less Fee Waiver and/or Expense Reimbursement(2)	-4.41%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)(2)	0.99%

(1)Because the Fund has not yet commenced operations, “Other Expenses” are based on estimated expenses for the current fiscal year for the Institutional Class shares.
(2)PENN Capital Funds Trust (the “Trust”) and Penn Capital Management Company, Inc. (the “Advisor”), have entered into an expense limitation agreement under which the Advisor has agreed to waive management fees and/or pay Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) through the period ending October 30, 2021 do not exceed 0.99% for Institutional Class shares. Under the agreement, the Advisor is entitled to be reimbursed by the Fund for any fees it waived and expenses it paid for a period of three years following the month of the fee waiver or payment, to the extent such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses paid. The expense limitation agreement may be terminated by the Board of Trustees (the “Board” or “Trustees”) at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Advisor.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the expense limitation applies only for the first year. Your actual costs may be higher or lower:

	1 Year	3 Years
Institutional Class	$102	$1,221
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided because the Fund had not commenced investment operations as of the date of this Prospectus.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the equity securities of small-capitalization companies. Small-capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase between (i) the lesser of $50 million or the market capitalization of the smallest company included in the Russell 2000® Value Index and (ii) the greater of $4 billion or the market capitalization of the largest company included in the Russell 2000® Value Index. As of August 31, 2020, the minimum and maximum market capitalizations included in the Russell 2000® Value Index were approximately $50.3 million and $7.4 billion, respectively. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.
The Fund seeks to buy “value stocks,” which are stocks of companies that the Advisor believes have prices in the market that are priced at relative discounts to market and historical valuations. The Advisor also considers Enterprise Value (“EV”), which is the market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents, of the investment universe. The other primary metrics are Price relative to Free Cash Flow and EV /Sales. When considering relative value and private market value analysis, other metrics can be utilized and vary based on a company’s industry and comparables. Value stocks could also have high book values (i.e., values based on their respective assets minus their liabilities, as reflected on their balance sheets) in relation to the prices at which their common stocks trade in the market. Equity securities in which the Fund may invest include common stock; American Depositary Receipts (“ADRs”); and real estate investment trusts (“REITs”). ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. In addition, the Fund may have increased exposure to investments in the financials sector. The Fund generally invests in the securities of leveraged companies (i.e., companies that issue debt). The Fund may invest up to 25% of its net assets in foreign equity securities.
The Fund generally intends to invest in approximately 50 to 90 equity securities identified by the Advisor’s fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include the review of company financial statements and analysis of the company’s financial metrics relative to its peer group. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers. The Advisor could choose to sell a security when, for example, in the Advisor’s determination, it no longer represents an attractive investment, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The following principal risks could affect the value of your investment and the Fund’s performance:
•Small-Capitalization Companies Risk. Small-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.
•Liquidity Risk. Certain securities may be difficult (or impossible) to sell at the time and at the price the Advisor would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil. It may be more difficult for the Fund to determine an accurate good faith fair value of an illiquid investment than that of a more liquid comparable investment. If the Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time.

•Leveraged Companies Risk. Securities of leveraged companies tend to be more sensitive to issuer, political, market and economic developments than the market as a whole and the securities of other types of companies. A decrease in the credit quality of a leveraged company can lead to a significant decrease in the value of the company’s securities. In the event of liquidation or bankruptcy, a company’s creditors take precedence over the company’s stockholders. Leveraged companies can have limited access to additional capital.
•Volatility Risk. The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and you could lose money.
•Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
•Focused Investment Risk. If the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund’s exposure to various risks will be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries region, market, industry, group of industries, sector or asset class.
•Value Style Risk. Value investing is the risk that the market will not recognize a security’s book value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
•Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions could cause the Fund to experience a loss, increase the Fund’s transaction costs, or have tax consequences. To the extent that a large shareholder invests, the Fund may experience relatively large redemptions of such shareholder reallocates its assets.
•Portfolio Turnover Risk. The Advisor’s tactical investment process is expected to result in a high portfolio turnover rate. Frequent trading increases the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions, dealer mark-ups and taxes. Increased transaction costs could detract from the Fund’s performance.
•Limited Operating History Risk. A newly formed fund with a limited operating history may not attract sufficient assets to achieve or maximize investment and operational efficiencies. If a newly formed fund is unable to achieve sufficient scale, it may be liquidated.
•REIT Risk. A REIT’s performance depends on the types, values and locations of the properties it owns and how well those properties are managed. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.
•Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement the Fund’s investment strategies.
•Foreign Currency Risk. The U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates can fluctuate significantly over short periods of time.
•Foreign Securities Risk. Investing in foreign securities (including ADRs) typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.
•ADR Risk. ADRs are subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.
Performance Information
No performance information is available since the Fund had not commenced investment operations as of the date of this Prospectus.
Management
Investment Advisor
Penn Capital Management Company, Inc. is the Fund’s investment advisor (the “Advisor”).
Portfolio Managers:    Richard A. Hocker, Chief Executive Officer and Director of the Advisor. He has managed the Fund since inception.
J. Paulo Silva, CFA, Senior Portfolio Manager and Senior Managing Partner of the Advisor. He has managed the Fund since inception.
Purchase and Sale of Fund Shares
The minimum initial investment for Institutional Class shares is $10,000.
The minimum subsequent purchase amount for Institutional Class is $100.
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an application or redemption request to PENN Capital Funds Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by wire, or by calling 1-844-302-PENN (7366). You also may visit the Fund’s website at www.penncapitalfunds.com to access your mutual fund account information and request transactions including subsequent purchases, redemptions and exchanges. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding any fees charged directly by the intermediary and the hours during which orders to purchase or redeem shares may be placed.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or fund supermarket), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUNDS
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
Investment Objective and Principal Investment Strategies
Investment Objective
The Penn Capital Defensive Floating Rate Income Fund seeks to provide current income. This objective and the Fund’s investment strategies are non-fundamental and may be changed by the Board without shareholder approval.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in floating rate senior secured loans, floating rate senior corporate debt and other floating rate senior instruments. Shareholders will be given at least 60 days advance notice of any change to the 80% investment policy. The loans and instruments in which the Fund invests include bank loans, (including covenant lite loans), bonds, and debt securities issued by various domestic and foreign entities. The Fund also invests in private placements in these types of securities. The Fund intends to invest in instruments that are U.S. dollar denominated. The Fund may invest up to 25% of its net assets in foreign debt instruments. The Fund intends to invest primarily in below-investment grade loans and instruments, including debt obligations issued by REITs, bonds, notes and debentures, but may also invest in investment grade loans and instruments. Below-investment grade debt instruments (commonly called “high yield” or “junk” bonds) are those instruments rated BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s, or, if unrated, determined by the Advisor to be of comparable quality. The Advisor seeks to pursue a conservative (defensive) investment strategy within the high yield debt market by generally avoiding the lowest rated (i.e., riskiest) debt instruments in the high yield market. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The Fund is permitted to invest in instruments of any maturity. The Fund may invest up to 10% of its net assets in subordinated loans. Subordinated loans generally have the same characteristics as senior loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured. In addition, the Fund may have increased exposure to investments in the financials sector. The Fund also is permitted to invest in the securities of leveraged companies (i.e., companies that issue debt). The Fund also invests in other investment companies, including ETFs, that have investment objectives similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. Investment companies that have a policy of investing at least 80% of their assets in senior floating rate instruments or investments that provide exposure to senior floating rate instruments may be used to satisfy the Fund’s 80% investment policy.
The Fund’s investments in senior floating rate loans will be through syndicated loans. Syndicated loans are an extension of credit provided by a group of lenders and are structured, arranged, syndicated and administered by one or more banks. A syndicated bank loan is purchased either via “assignment” or “participation”. When a loan is purchased via assignment, the buyer is approved by the borrower and becomes the legal lender of record. When a loan is purchased via participation, the buyer receives the right to repayment but is not the legal lender of record. Most loans acquired by the Fund will be via assignment.
Loan coupons are typically “floating” rate. Floating rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or is reset on predetermined dates (such as the last day of a month or calendar quarter). Floating rate coupons are typically set using LIBOR plus the spread (i.e., the rate for such coupons will typically be a spread or margin over LIBOR). The coupon determines the periodic interest payment that the loan holder will receive. Some loans contain a “LIBOR Floor,” which sets a minimum level on which to base the calculation of the coupon. Other loans do not contain a LIBOR Floor, and those coupons typically will be the sum of the 3-month market rate of LIBOR plus the spread. Coupons usually reset quarterly based upon the prevailing LIBOR rate.
The Fund may invest in “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant lite loan that has fewer restrictions typically does not include the legal clauses which allow an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the company or sponsor. Covenant lite loans also generally give the borrower/issuer more flexibility if they have met certain loan terms and provide fewer investor protections if certain criteria are breached.
The Fund seeks to preserve capital by attempting to limit downside risk through the detection of significant negative changes in future operating cash flow levels of issuers before such risk is fully reflected in the price of the securities, pursuant to a due diligence process which includes discussions with management, competitors, suppliers and industry experts. The Advisor will review loan and bond covenants, the underlying collateral, the sources of a company’s liquidity including cash, available bank lines and ability to refinance to determine the likelihood of maturity. The Advisor could choose to sell a particular security if, for example, it no longer satisfies specific criteria based on the quantitative and qualitative factors outlined above, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.

PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
Investment Objective and Principal Investment Strategies
Investment Objective
The Penn Capital Defensive Short Duration High Income Fund seeks to provide seeks to provide a high level of current income. This objective and the Fund’s investment strategies are non-fundamental and may be changed by the Board without shareholder approval.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, primarily in fixed income securities and senior floating rate loans that are rated below investment grade. Below-investment grade debt instruments (commonly called “high yield” or “junk”) are those instruments rated BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s, or, if unrated, determined by the Advisor to be of comparable quality. Fixed income securities in which the Fund invests include debt securities such as bonds, notes and debentures. Within the high yield market, the Fund expects to invest primarily in those high yield fixed income securities and senior floating rate loans, including covenant lite loans, that are generally rated at the time of purchase BB+ or lower by S&P or Ba1 or lower by Moody’s or, if unrated, determined by the Advisor to be of comparable credit quality. In pursuing its conservative (defensive) strategy, the Fund anticipates that it will normally invest in the higher credit quality tier of the overall high yield debt securities market through avoiding the lowest rated (i.e., riskiest) debt instruments. The Fund invests in split rated securities (securities which have different ratings from the rating agencies) if one of the ratings is at least a B- rating from S&P or B3 from Moody’s. The Fund will not invest in high yield bonds or senior floating rate loans rated CCC+ or lower by S&P, and Caa1 or lower by Moody’s because the Advisor has determined that such bonds and loans are the riskiest or lowest quality segment of the market and that they have historically been the most likely to default.
Although the Fund has the ability to invest in securities of any maturity, the Fund will normally target a dollar-weighted average maturity of three years or less in an effort to emphasize a more defensive overall portfolio positioning. Maturity is a measure of the time until the principal amount of a bond or loan is due. The Fund typically focuses on instruments that have short durations and seeks to maintain a duration of no more than three years. Duration is an approximate measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. Higher duration securities typically are more sensitive to interest rate changes. Conversely, bonds and loans with a shorter duration are typically less sensitive to interest rate changes. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates. Duration takes into account a debt instrument’s cash flows over time, including the possibility that a debt instrument might be prepaid by the issuer or redeemed by the holder prior to the stated maturity date. Since shorter duration bonds are typically less volatile than longer duration bonds, the Fund’s defensive positioning is expected to generally result in lower volatility relative to the overall high yield market.
The Fund’s investments in fixed income securities and loans will typically consist of U.S. dollar denominated high yield corporate bonds and notes and senior floating rate loans. The Fund also will invest in the securities of leveraged companies (i.e., companies that issue debt). In addition, the Fund may have increased exposure to investments in the financials sector. The Fund may invest up to 25% of its net assets in foreign fixed-income securities, including those denominated in U.S. dollars or other currencies, or in loans issued by lenders based outside of the U.S.
The Fund is permitted to invest without limit in privately placed Rule 144A fixed-income securities. The Fund may invest up to 20% of its net assets in convertible bonds. The Fund intends to invest primarily in below-investment grade loans and other debt instruments, including bonds, notes, debentures and debt obligations issued by REITs. The Fund also will invest in loans issued by banks, as well as investment grade loans and other debt instruments. To achieve its objective, the Fund is permitted to invest in other investment companies, including affiliated investment companies, and in ETFs, that have investment objectives similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. Investment in ETFs also is permitted to track fixed income indices in an effort to manage the Fund’s cash holdings.
The Fund’s investments in senior floating rate loans will be through syndicated loans. Syndicated loans are an extension of credit provided by a group of lenders and are structured, arranged, syndicated and administered by one or more banks. A syndicated bank loan is purchased either via “assignment” or “participation”. When a loan is purchased via assignment, the buyer is approved by the borrower and becomes the legal lender of record. When a loan is purchased via participation, the buyer receives the right to repayment but is not the legal lender of record. Most loans acquired by the Fund will be via assignment.
Loan coupons are typically “floating” rate. Floating rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or is reset on predetermined dates (such as the last day of a month or calendar quarter). Floating rate coupons are typically set using the London Inter-Bank Offered Rate (“LIBOR”) plus the spread (i.e., the rate for such coupons will typically be a spread or margin over LIBOR). The coupon determines the periodic interest payment that the loan holder will receive. Some loans contain a “LIBOR Floor,” which sets a minimum level on which to base the calculation of the coupon. Other loans do not contain a LIBOR Floor, and those coupons typically will be the sum of the 3-month market rate of LIBOR plus the spread. Coupons usually reset quarterly based upon the prevailing LIBOR rate. The Fund also expects to obtain exposure to senior floating rate loans through investments in affiliated investment companies.
The Fund may invest in “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant lite loan that has fewer restrictions typically does not include the legal clauses which allow an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the company or sponsor. Covenant lite loans also generally give the borrower/issuer more flexibility if they have met certain loan terms and provide fewer investor protections if certain criteria are breached.
The Fund seeks to maintain a well-diversified portfolio of credit instruments with the objective to seek a high level of current income. The Advisor considers both quantitative and qualitative factors in its evaluation and selection of investments for the Fund. Quantitative measures include the review of company financial statements and analysis of the company’s projected future financial position. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers. The Advisor will closely examine the sources of a company’s liquidity, including cash, available bank lines and ability to refinance to determine the likelihood of maturity. The Advisor could choose to sell a particular security if, for example, it no longer satisfies specific criteria based on the quantitative and qualitative factors outlined above, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.

PENN CAPITAL OPPORTUNISTIC HIGH INCOME FUND
Investment Objective and Principal Investment Strategies
Investment Objective
The Penn Capital Opportunistic High Income Fund seeks to provide total return through interest income and capital appreciation. This objective and the Fund’s investment strategies are non-fundamental and may be changed by the Board without shareholder approval.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in high yield debt instruments. Shareholders will be given at least 60 days advance notice of any change to the 80% investment policy. High yield debt instruments include high yield fixed income securities and senior floating rate bank loans that are generally rated at the time of purchase below investment grade. Below-investment grade debt instruments (commonly called “high yield” or “junk”) are those instruments rated BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s, or, if unrated, determined by the Advisor to be of comparable quality. High yield securities include bonds, notes, debentures, preferred stock, payment-in-kind bonds, debt obligations issued by REITs, and convertible securities. The Advisor expects to engage in tactical allocations of direct investments as well as investment in other investment companies to achieve its investment objective. As a result of this tactical allocation strategy, the Advisor is permitted to invest a significant portion of the Fund’s assets directly in bank loans or in instruments with exposure to bank loans, including covenant lite loans, for a period of time, and alternatively, could invest significant amounts in bonds or other instruments identified herein, and less significantly in bank loans, depending upon the Advisor’s determination of market conditions as it considers the Fund’s tactical investment allocation.
The Fund is also permitted to invest in private placements, including Rule 144A fixed-income securities, in these types of securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. Convertible bond issues, unlike conventional high yield bonds, give the bondholder the right to convert the bond within a specified period of time and at a pre-stated price or formula into common stock or provide an opportunity for equity participation of the same or a different issuer. Such bonds will generally be more volatile because their market value is influenced by the price action of the underlying stock, and the conversion feature provides the possibility of capital appreciation beyond par value. The Fund also can invest in common stock received through restructuring of a defaulted bond or from the conversion of a convertible security, and investment grade debt instruments. The Fund is permitted to invest in instruments of any maturity. In addition, the Fund may have increased exposure to investments in the financials sector. The Fund also is permitted to invest in the securities of leveraged companies (i.e., companies that issue debt). The Fund’s investments may include the securities of companies that are experiencing financial distress, are on the brink of a restructuring or liquidation, or are currently undergoing a restructuring or liquidation under or outside of Federal Bankruptcy Code proceedings, if the Advisor believes that such securities are undervalued and have potential for capital appreciation.
The Fund intends to invest primarily in debt securities that are U.S. dollar denominated, although the Fund may invest in debt securities denominated in foreign currencies. The Fund may invest up to 25% of its net assets in debt of foreign companies.
To obtain exposure to bank loans, as well as other high yield instruments, the Fund will invest in other investment companies, including affiliated investment companies, and in ETFs, that have investment objectives similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. Investment companies that have a policy of investing at least 80% of their assets in high yield debt instruments or investments that provide exposure to high yield debt instruments may be used to satisfy the Fund’s 80% investment policy. The Fund will obtain exposure to senior floating rate loans through (at times significant) investments in affiliated investment companies.
The Fund’s investments directly in bank loans will be through syndicated loans. Syndicated loans are an extension of credit provided by a group of lenders and are structured, arranged, syndicated and administered by one or more banks. A syndicated bank loan is purchased either via “assignment” or “participation”. When a loan is purchased via assignment, the buyer is approved by the borrower and becomes the legal lender of record. When a loan is purchased via participation, the buyer receives the right to repayment but is not the legal lender of record. Most loans acquired by the Fund will be via assignment. Loan coupons are typically “floating” rate. Floating rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). Floating rate coupons are typically set using the London Inter-Bank Offered Rate (“LIBOR”) plus the spread (i.e., the rate for such coupons will typically be a spread or margin over LIBOR). The coupon determines the periodic interest payment that the loan holder will receive.
The Fund may invest in “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant lite loan that has fewer restrictions typically does not include the legal clauses which allow an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the company or sponsor. Covenant lite loans also generally give the borrower/issuer more flexibility if they have met certain loan terms and provide fewer investor protections if certain criteria are breached.
The Fund seeks to maintain a well-diversified portfolio of credit instruments with dual objectives of interest income and total return opportunities. The Advisor considers both quantitative and qualitative factors in its evaluation and selection of investments for the Fund. Quantitative measures include the review of company financial statements and analysis of the company’s projected future financial position. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers. The Advisor could choose to sell a particular security if, for example, it no longer satisfies specific criteria based on the quantitative and qualitative factors outlined above, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.

PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND

Investment Objective and Principal Investment Strategies
Investment Objective
The Penn Capital Managed Alpha SMID Cap Equity Fund seeks to provide capital appreciation. This objective and the Fund’s investment strategies are non-fundamental and may be changed by the Board without shareholder approval.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small and mid-capitalization companies. Shareholders will be given at least 60 days advance notice of any change to the 80% investment policy. Small and mid-capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase between the lesser of $250 million or the market capitalization of the smallest company included in the Russell 2500® Index, and the greater of $10 billion or the market capitalization of the largest company included in the Russell 2500® Index. As of August 31, 2020, the minimum and maximum market capitalizations included in the Russell 2500® Index were approximately $50.3 million and $19.4 billion, respectively. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.
Equity securities in which the Fund invests include common stock; preferred stock; equity-equivalent securities such as convertible securities; other investment companies, including ETFs; ADRs; and REITs. The Fund is also permitted to invest in private placements in these types of securities. The Fund generally invests in the securities of leveraged companies (i.e., companies that issue debt). The Fund also has the ability to invest in other investment companies, including ETFs, that have investment objectives similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. Investment companies that have a policy of investing at least 80% of their assets in equity securities of small and mid-capitalization companies or investments that provide exposure to small and mid-capitalization companies may be used to satisfy the Fund’s 80% investment policy. Investments in investment companies and ETFs also are permitted to manage the Fund’s cash holdings. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. ADRs may be sponsored or unsponsored. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. In addition, the Fund may have increased exposure to investments in the financials sector. The Fund may invest more than 25% of its assets in dividend-paying securities. The Fund also may invest up to 25% of its net assets in foreign equity securities.
The Fund generally intends to invest in approximately 50 to 90 equity securities identified by the Advisor’s fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include the review of company financial statements and analysis of the company’s financial metrics relative to its peer group. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers. The Advisor could choose to sell a security when, for example, in the Advisor’s determination, it no longer represents an attractive growth prospect, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
Investment Objective and Principal Investment Strategies
Investment Objective
The Penn Capital Special Situations Small Cap Equity Fund seeks to provide capital appreciation. This objective and the Fund’s investment strategies are non-fundamental and may be changed by the Board without shareholder approval.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small-capitalization companies. Shareholders will be given at least 60 days advance notice of any change to the 80% investment policy. Small-capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase between the lesser of $100 million or the market capitalization of the smallest company included in the Russell 2000® Index and the greater of $4 billion or the market capitalization of the largest company included in the Russell 2000® Index. As of August 31, 2020, the minimum and maximum market capitalizations included in the Russell 2000® Index were approximately $50.3 million and $7.4 billion, respectively. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.
Equity securities in which the Fund invests include common stock; preferred stock; equity-equivalent securities such as convertible securities; other investment companies, including ETFs; ADRs; and REITs. The Fund also is permitted to invest in private placements in these types of securities. In addition, the Fund may have increased exposure to investments in the financials and consumer discretionary sectors. The Fund generally invests in the securities of leveraged companies (i.e., companies that issue debt). The Fund also has the ability to invest in other investment companies, including ETFs, that have investment objectives similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. Investment companies that have a policy of investing at least 80% of their assets in equity securities of small-capitalization companies or investments that provide exposure to small-capitalization companies may be used to satisfy the Fund’s 80% investment policy. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. ADRs may be sponsored or unsponsored. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The Fund may invest up to 25% of its net assets in foreign equity securities.
The Fund generally intends to invest in approximately 50 to 90 equity securities identified by the Advisor’s fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include the review of company financial statements and analysis of the company’s financial metrics relative to its peer group. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers. The Advisor could choose to sell a security when, for example, in the Advisor’s determination, it no longer represents an attractive growth prospect, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.

PENN CAPITAL MICRO CAP EQUITY FUND
Investment Objective and Principal Investment Strategies
Investment Objective
The Penn Capital Micro Cap Equity Fund seeks to provide capital appreciation. This objective and the Fund’s investment strategies are non-fundamental and may be changed by the Board without shareholder approval.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the equity securities of micro capitalization companies. Shareholders will be given at least 60 days advance notice of any change to the Fund’s 80% investment policy. Micro capitalization companies are defined for this purpose as companies with market capitalizations that, at the time of purchase, fall within the range of companies in the Russell Microcap® Index. As of August 31, 2020, the minimum and maximum market capitalizations included in the Russell Microcap® Index were approximately $21.3 million and $3.9 billion, respectively. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.
The Fund expects to invest primarily in publicly traded securities. Equity securities in which the Fund invests include common stock; American Depositary Receipts (“ADRs”); and real estate investment trusts (“REITs”). ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. In addition, the Fund may have increased exposure to investments in the financials sector. The Fund generally invests in the securities of leveraged companies (i.e., companies that issue debt). The Fund may invest up to 25% of its net assets in foreign equity securities.
The Fund generally intends to invest in approximately 50 to 150 equity securities identified by the Advisor’s fundamental, bottom-up value driven research. The Advisor seeks to invest in companies that it believes have significant growth potential. The Advisor seeks to maximize the Fund’s growth potential by investing in securities that it believes are selling at a reasonable valuation in view of their future projected cash flows. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include the review of company financial statements and analysis of the company’s financial metrics relative to its peer group. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers. The Advisor applies a series of fundamental financial and qualitative analysis steps in selecting investments. The Advisor determines relative value by analyzing the earnings before interest, tax, depreciation and amortization (“EBITDA”) and Enterprise Value (“EV”), which is the market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents, of the investment universe. The other primary metrics are Price relative to Free Cash Flow and EV/Sales. When considering relative value and private market value analysis, other metrics can be utilized and vary based on a company’s industry and comparables. Other valuation methods considered included price to earnings, price to book, total return potential, solid balance sheet, and valuation of hidden assets. Qualitative methods include seeking companies that employ competent, well incentivized management teams and exhibit competitive advantages within their industry. Within this group, the Advisor identifies companies with significant catalysts (including, but not limited to, companies engaged in debt refinancing, debt restructuring, and operational restructuring) that the Advisor believes will propel a company’s operating margins, debt/capitalization ratios, earnings, and/or profitability.
Following the bottom-up fundamental research of an individual security, the Advisor analyzes industry trends to identify those industries with strong potential for growth. The Advisor then conducts a macro-economic overview to determine the industry-specific over- and under-weightings of the Fund’s securities relative to its corresponding benchmark. By following this process, the Advisor actively manages both the industry weightings and individual security positions. The Advisor could choose to sell a security when, for example, in the Advisor’s determination, it no longer represents an attractive growth prospect, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.

PENN CAPITAL ENTERPRISE VALUE SMALL CAP EQUITY FUND
Investment Objective and Principal Investment Strategies
Investment Objective
The Penn Capital Enterprise Value Small Cap Equity Fund seeks to provide capital appreciation. This objective and the Fund’s investment strategies are non-fundamental and may be changed by the Board without shareholder approval.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the equity securities of small-capitalization companies. Shareholders will be given at least 60 days advance notice of any change to the Fund’s 80% investment policy. Small-capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase between (i) the lesser of $50 million or the market capitalization of the smallest company included in the Russell 2000® Value Index and (ii) the greater of $4 billion or the market capitalization of the largest company included in the Russell 2000® Value Index. As of August 31, 2020, the minimum and maximum market capitalizations included in the Russell 2000® Value Index were approximately $50.3 million and $7.4 billion, respectively. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.
The Fund seeks to buy “value stocks,” which are stocks of companies that the Advisor believes have prices in the market that are priced at relative discounts to market and historical valuations when comparing earnings before interest, tax, depreciation and amortization (“EBITDA”), cash flow, and sales. The Advisor also considers Enterprise Value (“EV”), which is the market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents, of the investment universe. The other primary metrics are Price relative to Free Cash Flow and EV /Sales. When considering relative value and private market value analysis, other metrics can be utilized and vary based on a company’s industry and comparables. Value stocks could also have high book values (i.e., values based on their respective assets minus their liabilities, as reflected on their balance sheets) in relation to the prices at which their common stocks trade in the market. Equity securities in which the Fund may invest include common stock; American Depositary Receipts (“ADRs”); and real estate investment trusts (“REITs”). ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. In addition, the Fund may have increased exposure to investments in the financials sector. The Fund generally invests in the securities of leveraged companies (i.e., companies that issue debt). The Fund may invest up to 25% of its net assets in foreign equity securities.
The Fund generally intends to invest in approximately 50 to 90 equity securities identified by the Advisor’s fundamental, bottom-up value driven research. The portfolio construction process involves both quantitative and qualitative fundamental analysis. Quantitative measures include the review of company financial statements and analysis of the company’s financial metrics relative to its peer group. Qualitative measures include evaluation of management, identification of market leaders within industries, and due-diligence research regarding customers, competitors and suppliers. The Advisor could choose to sell a security when, for example, in the Advisor’s determination, it no longer represents an attractive investment, or to take advantage of what the Advisor has determined to be a better investment opportunity.
The Fund anticipates a higher than average portfolio turnover rate.

TEMPORARY INVESTMENTS (All Funds)
In order to respond to adverse market, economic, political or other conditions, each Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and may invest, without limitation, in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares, money market deposit accounts, and other money market instruments. The Advisor also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. A defensive position, taken at the wrong time, may have an adverse impact on a Fund’s performance. A Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

PRINCIPAL RISKS
An investment in a Fund is subject to one or more of the principal risks identified in the following table. The identified principal risks are discussed in more detail in the disclosure that immediately follows the table.

	Penn Capital Defensive Floating Rate Income Fund	Penn Capital Defensive Short Duration High Income Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Managed Alpha SMID Cap Equity Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Micro Cap Equity Fund	Penn Capital Enterprise Value Small Cap Equity Fund
ADR Risk				X	X	X	X
Agent Insolvency Risk	X	X	X
Bank Loan Risk	X	X	X
Convertible Securities Risk		X	X	X	X
Consumer Discretionary Sector Risk					X
Credit Risk	X	X	X
Debt/Fixed Income Securities Risk	X	X	X
Dividend-Paying Securities Risk				X
ETF Risk	X	X	X	X	X
Financials Sector Risk	X	X	X	X	X	X	X
Focused Investment Risk				X	X	X	X
Foreign Currency Risk	X	X	X	X	X	X	X
Foreign Securities Risk	X	X	X	X	X	X	X
Growth Companies Risk						X
Health Care Sector Risk				X	X
High Yield Securities Risk	X	X	X
Income Risk	X	X	X

	Penn Capital Defensive Floating Rate Income Fund	Penn Capital Defensive Short Duration High Income Fund	Penn Capital Opportunistic High Income Fund	Penn Capital Managed Alpha SMID Cap Equity Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Micro Cap Equity Fund	Penn Capital Enterprise Value Small Cap Equity Fund
Information Technology Sector Risk				X	X
Interest Rate Risk	X	X	X
Investments in Other Investment Companies Risk	X	X	X	X	X
Leveraged Companies Risk	X	X	X	X	X	X	X
LIBOR Transition Risk	X	X	X
Limited Operating History Risk		X				X	X
Liquidity Risk	X	X	X	X	X	X	X
Management Risk	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X
Maturity Risk	X	X	X
Micro-Capitalization Companies Risk						X
Mid-Capitalization Companies Risk				X
Payment-In-Kind Securities Risk			X
Portfolio Turnover Risk	X	X	X	X	X	X	X
Preferred Stock Risk			X	X	X
Prepayment Risk	X	X	X
Private Placement Risk	X	X	X	X	X
Rating Agencies Risk	X	X	X
Redemption Risk	X	X	X	X	X	X	X
REIT Risk	X	X	X	X	X	X	X
Small-Capitalization Companies Risk				X	X		X
Value Style Risk							X
Volatility Risk	X	X	X	X	X	X	X
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program. The following provides additional information regarding the principal risks that could affect the value of your investment:
ADR Risk. ADRs are subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.
Agent Insolvency Risk. In a syndicated loan, the agent bank is the bank in the syndicate that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.
Bank Loan Risk. There are a number of risks associated with an investment in senior floating rate bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods in excess of seven days all would likely impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.
Bank loans in which the Fund invests have similar risks to below investment grade fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances could reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to that Fund.
Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Due to their subordination in the borrower’s capital structure, subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower.
Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid. Although loan investments are generally subject to certain restrictive covenants in favor of the investors, many of these loans may from time to time be reissued or offered as “covenant lite” loans, which may entail potentially increased risk, because they may have fewer or no financial maintenance covenants or restrictions that would normally allow for early intervention and proactive mitigation of credit risk. In the event of a breach of a covenant in non-covenant lite loans or debt securities, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the company’s ability to pay or lenders may be in a position to obtain concessions from the borrowers in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the portfolio managers are normally able to take appropriate actions without the help of covenants in the loans. Covenant lite bank loans, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.
Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as the London Interbank Offered Rate (“LIBOR”) or the Prime Rate. In addition, on July 27, 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”) announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.
Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer demographics and preferences. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in interest and exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible proportionate securities.
Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. The Fund’s investments in convertible securities may subject the Fund to the risks that prevailing interest rates, issuer credit quality and any call provisions may affect the value of the Fund’s convertible securities. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.
Credit Risk. The Fund could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Advisor or the rating agencies than such securities actually do.
Debt/Fixed Income Securities Risk. The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates may cause a fall in the value of the debt securities in which the Fund invests. The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates. The value of your investment in the Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a debt security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. the Fund cannot collect interest and principal payments on a debt security if the issuer defaults. Prepayment and extension risks may occur when interest rates decline and issuers of debt securities experience acceleration in prepayments. The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline. Distressed debt securities involve greater risk of default or downgrade and are more volatile than investment grade securities. Distressed debt securities may also be less liquid than higher quality debt securities.
Dividend-Paying Securities Risk. Investment in dividend-paying stocks could cause the Fund to underperform similar small to medium capitalization funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in favorable markets to the same degree as other stocks, and other factors, such as an increase in interest rates or severe economic downturn could cause a company to unexpectedly decrease or even eliminate its dividend.
ETF Risk. Investments in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles) may involve duplication of certain fees and expenses. By investing in an ETF, the Fund becomes a shareholder of that ETF. As a result, Fund shareholders indirectly bear their proportionate share of the ETF’s fees and expenses which are paid by the Fund as an ETF shareholder. These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. If the ETF fails to achieve its investment objective, the Fund’s investment in the ETF may adversely affect the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their net asset value per share (“NAV”) and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Trading of ETFs may be halted by the activation of individual or marketwide trading halts, or if the ETFs are delisted from an exchange. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Focused Investment Risk. If the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund’s exposure to various risks will be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries region, market, industry, group of industries, sector or asset class.
Foreign Currency Risk. The U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates can fluctuate significantly over short periods of time.
Foreign Securities Risk. If the Fund invests in foreign securities and ADRs, an investment in that Fund may have the following additional risks:
•foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;
•changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;
•fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;
•foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;
•foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;
•certain foreign brokerage commissions and custody fees may be higher than those in the United States;
•dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders; and
•prices for stock or ADRs may fall over short or extended periods of time.
Growth Companies Risk. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style may cause the Fund to underperform funds that have a broader investment style.
Health Care Sector Risk. Health care companies may rely significantly on government funding or subsidies. If government support for health care companies is reduced or discontinued, the profitability of these companies could be adversely affected. The health care sector may also be affected by evolving government regulation. Health care companies are also subject to the risk of malpractice and products liability claims or other litigation. Intense competition may also adversely impact the profitability of issuers in the health care sector.
High Yield Securities Risk. Securities rated below investment grade, i.e., Ba or BB and lower (“junk” bonds), are subject to greater risks of loss of your money than higher rated securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties.

Income Risk. Income risk is the possibility that the Fund’s income will decline because of falling interest rates. The Fund holding bonds will experience a decline in income when interest rates fall because the Fund then must invest new cash flow and cash from maturing bonds in lower yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.
Information Technology Sector Risk. The information technology (IT) sector has historically been relatively volatile due to the rapid pace of product development within the sector. Products and services of IT companies may not achieve commercial success or may become obsolete quickly. Stock prices of companies operating within this sector may be subject to abrupt or erratic movements. Additionally, these companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. The activities of these companies may also be adversely affected by changes in government regulations.
Interest Rate Risk. If the Fund invests in fixed income securities, the value of your investment in that Fund may change in response to changes in interest rates. An increase in interest rates may cause a fall in the value of the fixed income securities in which the Fund invests, while a decrease in interest rates may cause a rise in the value of the fixed income securities in which the Fund invests. The longer the duration of a fixed income security, the more its value typically falls in response to an increase in interest rates. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s coupon, maturity, and call features, among other factors. Changes in interest rates will affect the value of higher-quality securities more than lower-quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.
Investments in Other Investment Companies Risk. Investments in other investment companies, including money market funds, may involve duplication of certain fees and expenses. By investing in other investment companies, the Fund becomes a shareholder of that company. As a result, Fund shareholders indirectly bear their proportionate share of the other investment company’s fees and expenses which the Fund pays as a shareholder of the other investment company. These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. If the other investment company fails to achieve its investment objective, the Fund’s investment in the other investment company may adversely affect the Fund’s performance.
Leveraged Companies Risk. Securities of leveraged companies tend to be more sensitive to issuer, political, market and economic developments than the market as a whole and the securities of other types of companies. A decrease in the credit quality of a leveraged company can lead to a significant decrease in the value of the company’s securities. Leveraged companies can have limited access to additional capital, which can limit their ability to capitalize on attractive business opportunities and make it more difficult for them to weather challenging business environments.
Companies with leveraged capital structures may be undergoing difficult business circumstances. These companies may face a greater risk of liquidation, reorganization or bankruptcy than companies with lower levels of leverage. In the event of liquidation, reorganization or bankruptcy, a company’s creditors take precedence over the company’s stockholders, which makes recovery of those stockholders’ investment relatively less likely.
LIBOR Transition Risk. The LIBOR is expected to be discontinued by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.
Limited Operating History Risk. A newly formed fund with a limited operating history may not attract sufficient assets to achieve or maximize investment and operational efficiencies. If a newly formed fund is unable to achieve sufficient scale, it may be liquidated.

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Advisor would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil. It may be more difficult for the Fund to determine an accurate good faith fair value of an illiquid investment than that of a more liquid comparable investment. If the Fund sells investments with extended settlement times, such as loans, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time.
Management Risk. Each Fund is actively managed and its performance may reflect the Advisor’s ability to make decisions which are suited to achieving the Fund’s investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.
Market Risk. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities or other investments may decline in value due to factors affecting individual issuers, securities markets generally or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular sector. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.
The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, heightened unemployment, reduced consumer demand, debt defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Most recently, various government interventions have been aimed at curtailing the distress to financial markets caused by the coronavirus outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. Furthermore, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect a Fund’s investments. In addition, when the Federal Reserve determines to “taper” or reduce quantitative easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by the Funds, which could cause the value of the Funds’ investments and share prices to decline.
Maturity Risk. Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield.
Micro-Capitalization Companies Risk. Micro-capitalization companies may be newly formed or in the early stages of development with more limited product lines, markets, managerial or financial resources. not have the size, resources and other assets of large capitalization companies. As a result, the securities of micro-capitalization companies may be subject to greater market risks and fluctuations in value than small or even medium capitalization companies or may not correspond to changes in the stock market in general. In addition, micro-capitalization companies may be particularly affected by loss of key personnel. There may be less public information about micro capitalization companies and they may be more affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. The smaller the company, the greater effect these risks may have on that company’s operations and performance. The stock of micro capitalization companies may be more volatile and more thinly traded (and thereby more difficult for the Fund to buy and sell at an optimal time or price) than the stock of small and mid-capitalization companies. For these and other reasons, the prices of micro-capitalization securities can fluctuate more significantly than the securities of larger companies.
Mid-Capitalization Companies Risk. If the Fund invests in mid-capitalization companies, an investment in that Fund may have the following additional risks:
•analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;
•changes in the value of mid-capitalization company stocks may not mirror the fluctuation of the market;
•more limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks; and
•mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.
For these and other reasons, the prices of mid-capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.
Payment-In-Kind Securities Risk. Payment-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase payment-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on payment-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Payment-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as payment-in-kind securities.
Portfolio Turnover Risk. The Advisor’s tactical investment process is expected to result in a high portfolio turnover rate. High portfolio turnover, or frequent trading, involves correspondingly greater expenses, such as brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in higher taxable gains. Increased transaction costs could detract from the Fund’s performance.
Preferred Stock Risk. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Prepayment Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not registered with the SEC. Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Advisor determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid investments.

Rating Agencies Risk. The value of your investment in the Fund may change in response to the credit ratings of that Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.
Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients of the Advisor, redemptions by these shareholders may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
REIT Risk. A REIT’s performance depends on the types, values and locations of the properties it owns and how well those properties are managed. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages (which refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments, and second-lien mortgage loans), and a decline in or flattening of property values also may exacerbate losses. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole. These risks may also apply to securities of REIT-like entities domiciled outside the U.S.
Small-Capitalization Companies Risk. If the Fund invests in small-capitalization companies, an investment in the Fund may have the following additional risks:
•analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;
•securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;
•changes in the value of smaller company stocks may not mirror the fluctuation of the market;
•more limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks; and
•small-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.
For these and other reasons, the prices of small-capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.
Value Style Risk. Value investing is the risk that the market will not recognize a security’s book value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Volatility Risk. The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and you could lose money.

MANAGEMENT OF THE FUNDS
Organization. Each Fund is a series of PENN Capital Funds Trust (the “Trust”). The Board oversees the business of the Trust and the Funds. The Board meets periodically to review each Fund’s performance, monitor investment activities, and discuss other matters affecting the Funds. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Funds’ Statement of Additional Information (“SAI”).
Investment Advisor. Penn Capital Management Company, Inc., Navy Yard Corporate Center, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112, is the Funds’ investment advisor. The Advisor has provided investment advisory and management services to clients since 1987. As of September 30, 2020, the Advisor had approximately $2.6 billion in assets under advisement.
The Advisor receives an advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated below the “Current Contractual Advisory Fee” column in the table. For the fiscal year ended June 30, 2020, the Advisor received, after applicable fee waivers, an advisory fee at an annual rate of each of the following Fund’s average daily net assets as indicated below the “Net Advisory Fee Received” column in the table.

	Current Contractual Advisory Fee	Net Advisory Fee Received for Fiscal Year Ended 6/30/20
Penn Capital Defensive Floating Rate Income Fund	0.55%	0%
Penn Capital Short Duration High Income Fund	0.45%	0%
Penn Capital Opportunistic High Income Fund	0.69%	0%
Penn Capital Managed Alpha SMID Cap Equity Fund	0.90%	0%
Penn Capital Special Situations Small Cap Equity Fund	0.95%	0%
Penn Capital Micro Cap Equity Fund	1.00%	N/A(1)
Penn Capital Enterprise Value Small Cap Equity Fund	0.80%	N/A(1)
(1)The Fund has not launched as of the date of this Prospectus.
With respect to each Fund other than the Penn Capital Opportunistic High Income Fund and the Penn Capital Defensive Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Funds’ total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below.
With respect to the Penn Capital Opportunistic High Income Fund and the Penn Capital Defensive Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below. The expense limitation agreements will remain in place through October 30, 2021, and will be reviewed each year, at which time the continuation of the expense limitation agreements will be discussed by the Advisor and the Board. The expense limitation agreements also provide that the Advisor is entitled to be reimbursed by a Fund for any fees it waived and/or expenses it paid for a period of three years following the month of the fee waiver or payment, to the extent such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses paid.

	Institutional Class	Investor Class
Penn Capital Defensive Floating Rate Income Fund	0.64%	0.89%

	Institutional Class	Investor Class
Penn Capital Defensive Short Duration High Income Fund	0.54%	N/A
Penn Capital Opportunistic High Income Fund	0.72%	0.97%
Penn Capital Managed Alpha SMID Cap Equity Fund	1.06%	1.31%
Penn Capital Special Situations Small Cap Equity Fund	1.09%	1.34%
Penn Capital Micro Cap Equity Fund	1.19%	N/A
Penn Capital Enterprise Value Small Cap Equity Fund	0.99%	N/A
At its own expense, the Advisor may compensate certain financial institutions, including the Funds’ distributor, for providing distribution and distribution-related services and/or for performing certain administrative/shareholder servicing functions for the benefit of the Funds’ shareholders. These payments may create an incentive for such financial institutions to recommend the purchase of the Funds’ shares.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement between the Trust and the Advisor on behalf of the Penn Capital Defensive Short Duration High Income Fund, Penn Capital Managed Alpha SMID Cap Equity Fund, Penn Capital Special Situations Small Cap Equity Fund, Penn Capital Opportunistic High Income Fund and Penn Capital Defensive Floating Rate Income Fund is available in the Funds’ semi-annual report to shareholders for the period ended December 31, 2019. A discussion regarding the basis for the Board’s approval of the investment advisory agreement between the Trust and the Advisor on behalf of the Penn Capital Micro Cap Equity Fund and Penn Capital Enterprise Value Small Cap Equity Fund will be available in such Fund’s initial annual or semi-annual report to shareholders.
The Advisor’s Equity Team is overseen by Richard A. Hocker and Eric J. Green, CFA.
•Richard A. Hocker founded the Advisor in 1987 and is the Chief Executive Officer and Director, with oversight responsibility for the Advisor’s overall portfolio strategies. Mr. Hocker’s investment experience spans over forty years. Previously, he was a Partner with Delaware Investment Advisors (1977-1987), and also founded Covenant Bank, which was acquired by Wachovia Corporation. Mr. Hocker received his B.S. and M.B.A. from the Kogod School of Business, American University.
•Eric J. Green, CFA, is the Chief Investment Officer of Equity, Senior Portfolio Manager, and Senior Managing Partner. Mr. Green has oversight responsibility for the Advisor’s equity portfolio strategies. Mr. Green joined the Advisor in 1997. Previously, Mr. Green was a financial analyst with the SEC in the Division of Investment Management. Mr. Green received a B.S./B.A., cum laude, from the Kogod School of Business, American University, and an M.B.A. from the Yale School of Management.
The Advisor’s Credit Team is overseen by Richard A. Hocker and Peter R. Duffy, CFA.
•Peter R. Duffy, CFA is the Chief Investment Officer of Credit, Senior Portfolio Manager and Senior Managing Partner. Mr. Duffy joined the Advisor in 2006. Previously, Mr. Duffy was a Director for Deutsche Asset Management and a Manager of Finance for GE Capital, as well as Management Consultant for Arthur Andersen LLP. Mr. Duffy received a B.S., summa cum laude, from Villanova University, and an M.B.A. from The Wharton School of the University of Pennsylvania.
Portfolio Managers.
Penn Capital Defensive Floating Rate Income Fund
The portfolio managers primarily responsible for the Penn Capital Defensive Floating Rate Income Fund’s day-to-day management are:
Richard A. Hocker, Chief Executive Officer and Director. Information about Mr. Hocker is provided above. Mr. Hocker has managed the Fund since inception in 2015.
David H. Jackson, CFA, Senior Portfolio Manager, Chair of the Credit Risk Committee and Senior Partner. Mr. Jackson joined the Advisor in 2008 as a Senior Research Analyst and has been a Portfolio Manager since 2012. Previously, he was with Financial Institutions Group at Fitch Ratings and the Federal Reserve Bank of Philadelphia. Mr. Jackson received a B.S. from Rutgers University School of Business. Mr. Jackson has managed the Fund since July 2017.

Penn Capital Defensive Short Duration High Income Fund
The portfolio managers primarily responsible for the Penn Capital Defensive Short Duration High Income Fund’s day-to-day management are:
Richard A. Hocker, Chief Executive Officer and Director. Information about Mr. Hocker is provided above. Mr. Hocker has managed the Fund since inception in 2017.
Peter R. Duffy, CFA, Chief Investment Officer of Credit, Senior Portfolio Manager, and Senior Managing Partner. Information about Mr. Duffy is provided above. Mr. Duffy has managed the Fund since inception in 2017.
Penn Capital Opportunistic High Income Fund
The portfolio managers primarily responsible for the Penn Capital Opportunistic High Income Fund’s day-to-day management are:
Richard A. Hocker, Chief Executive Officer and Director. Information about Mr. Hocker is provided above. Mr. Hocker has managed the Fund since inception in 2015.
David H. Jackson, CFA, Senior Portfolio Manager, Chair of the Credit Risk Committee and Senior Partner. Information about Mr. Jackson is provided above. Mr. Jackson has managed the Fund since inception in 2015.
Penn Capital Managed Alpha SMID Cap Equity Fund
The portfolio managers primarily responsible for the Penn Capital Managed Alpha SMID Cap Equity Fund’s day-to-day management are:
Richard A. Hocker, Chief Executive Officer and Director. Information about Mr. Hocker is provided above. Mr. Hocker has managed the Fund since inception in 2015.
Eric J. Green, CFA, Chief Investment Officer of Equity, Senior Portfolio Manager, and Senior Managing Partner. Information about Mr. Green is provided above. Mr. Green has managed the Fund since inception in 2015.
Joseph C. Maguire, CFA, Director of Research, Senior Portfolio Manager, Chair of the Equity Risk Committee and Senior Managing Partner. Mr. Maguire joined the Advisor in 2005. Previously, he was with Acquisition Management Services, Inc. and PricewaterhouseCoopers LLP. Mr. Maguire received a B.B.A. from The College of William and Mary and an M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. Mr. Maguire has managed the Fund since inception in 2015.
Penn Capital Special Situations Small Cap Equity Fund
The portfolio managers primarily responsible for the Penn Capital Special Situations Small Cap Equity Fund’s day-to-day management are:
Richard A. Hocker, Chief Executive Officer and Director. Information about Mr. Hocker is provided above. Mr. Hocker has managed the Fund since inception in 2015.
Eric J. Green, CFA, Chief Investment Officer of Equity, Senior Portfolio Manager, and Senior Managing Partner. Information about Mr. Green is provided above. Mr. Green has managed the Fund since inception in 2015.
Penn Capital Micro Cap Equity Fund
The portfolio managers primarily responsible for the Penn Capital Micro Cap Equity Fund’s day-to-day management are:
Richard A. Hocker, Chief Executive Officer and Director. Information about Mr. Hocker is provided above.
J. Paulo Silva, CFA, Senior Portfolio Manager and Senior Managing Partner. Mr. Silva joined the Advisor in 2002. Previously, Mr. Silva was an engineer with the firm GZA GeoEnvironmental. Mr. Silva received a B.S. in Civil Engineering, summa cum laude, from Tufts University, and an M.B.A. from the Yale School of Management.
Penn Capital Enterprise Value Small Cap Equity Fund
The portfolio managers primarily responsible for the Penn Capital Enterprise Value Small Cap Equity Fund’s day-to-day management are:
Richard A. Hocker, Chief Executive Officer and Director. Information about Mr. Hocker is provided above.

J. Paulo Silva, CFA Senior Portfolio Manager and Senior Managing Partner. Information about Mr. Silva is provided above.
The SAI provides additional information about each portfolio manager’s compensation arrangements, other accounts managed, and ownership of shares in the Funds that they manage.
Fund Distributor. Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Advisor, U.S. Bank Global Fund Services, U.S. Bank National Association or their affiliates.
Fund Transfer Agent, Administrator and Accountant. U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services serves as the Funds’ administrator, fund accountant, transfer agent and dividend disbursing agent (the “Transfer Agent”).
Custodian. U.S. Bank National Association, an affiliate of U.S. Bank Global Fund Services, serves as the Funds’ custodian (the “Custodian”).
Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI, which is available without charge on the Funds’ website at www.penncapitalfunds.com and by calling the Funds at 1-844-302-PENN (7366).

CLASSES OF SHARES
When and How NAV is Determined. Each Fund’s share price is known as its NAV. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees, including management, administration and other fees, which are accrued daily. Due to the fact that different expenses are charged to the Institutional Class and Investor Class shares, the NAV of the two classes of a Fund may vary. Each Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. The Funds do not determine the NAV on any day when the NYSE is not open for trading, such as weekends and certain national holidays, including New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Securities and other assets for which market quotations are readily available are generally priced at their market value. If market quotations are readily available for portfolio securities listed on a securities exchange, a Fund values those securities at the official closing price of the day or, if there is no official closing price, at the most recent quoted bid price. Because a Fund may invest in foreign securities, a Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the NYSE. Fixed income securities and bank loans are generally priced on the basis of valuations provided by an approved independent pricing service. Independent pricing services value fixed income securities and bank loans at an evaluated bid price by employing methodologies that use actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its NAV at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing. For all other securities, methods approved by the Board are used that are designed to price securities at their fair market values.
Fair Value Determinations. Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.
Because the Funds may invest in securities that are traded primarily in foreign markets, a significant gap in time can exist between the time of a particular security’s last trade on a foreign market, and the time at which a Fund calculates its NAV. If an event that could materially affect the value of a Fund’s securities has occurred between the time the securities were last traded and the time that a Fund calculates its NAV, the closing price of a Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation determination. If any significant discrepancies are found, a Fund may adjust its fair valuation procedures.
About Institutional Class and Investor Class Shares.
Each Class has its own expense structure, allowing you to invest in the way that best suits your needs. When investing, consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which Class is best suited to your personal financial goals. You may be charged a fee by your financial intermediary, broker or agent for purchases, sales or other transactions conducted through those parties. You should consult your financial intermediary, broker or agent to determine what, if any, fees they will charge you directly. If you qualify to purchase Institutional Class shares, you should purchase them rather than Investor Class shares, since Investor Class shares have higher expenses than Institutional Class shares. Each Class invests in the same portfolio of securities; however, the returns for each Class differ because each Class is subject to different expenses.
Eligible investors who purchase Institutional Class shares may do so at the Funds’ NAV without a sales charge or other fee.
If you select Investor Class shares, you may purchase shares at the Funds’ NAV without a sales charge or other fee. The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the Investor Class shares that allows the Funds to pay distribution and service fees for the sale, distribution and shareholder servicing of their shares. If you buy Investor Class shares, you pay out of Fund assets this annual distribution and service fee of 0.25%. Because distribution and service fees are paid out of Fund assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.
Certain financial intermediaries that make the Funds’ shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Funds’ Transfer Agent. The Advisor or its affiliates may pay all or a portion of those fees out of their own resources (that is, without additional cost to a Fund or its shareholders). The compensation is discretionary and may be available only to selected selling and servicing agents. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, a financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors. In addition, consistent with applicable regulations, the Advisor or its affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Funds; recreational activities; gifts; and/or other non-cash items. See the SAI for a discussion of marketing and support payments and sub-transfer agency policies.
The Trust has adopted a Shareholder Servicing Plan (the “Servicing Plan”) that allows the Funds to pay servicing fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions that provide shareholder services, such as for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Servicing Plan, each Fund may pay servicing fees to such intermediaries at an annual rate not to exceed 0.15% of the average daily value of net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Institutional Class Shares
Institutional Class shares are offered primarily to investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals. Institutional Class shares also may be offered through certain financial intermediaries that charge their customers transaction or other service fees with respect to their customers’ investments in the Funds.
Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for a Fund and do not require a Fund or the Advisor to pay an annual administrative or service fee greater than 0.25% generally may purchase Institutional Class shares, subject to investment minimums and any applicable waivers.
The minimum initial investment for Institutional Class shares is $10,000. The Advisor may waive the initial minimum in certain circumstances, including but not limited to the following:
*Transfers of shares from existing accounts if the registration or beneficial owner remains the same.
*Employees of the Advisor and its affiliates and their families.
*Employee benefit plans sponsored by the Advisor.
*Certain wrap or other fee based programs offered by financial intermediaries.
*Trustees of the Trust and their families.
*Institutional clients of the Advisor.
*An investment that officers of the Trust determine, in their sole discretion, would not adversely affect the Advisor’s ability to manage a Fund effectively.
*Defined contribution plans of at least $5 million or defined contribution plans that the Advisor believes will reach the $10,000 minimum within the first year.
*The minimum initial investment for registered investment advisors purchasing shares for their clients through transaction fee programs is $10,000 per Fund or as stipulated by the clearing platform.
Before making an investment in Institutional Class shares, you should call the Fund at 1-844-302-PENN (7366) to determine if you are eligible to invest in Institutional Class shares. You will receive an application form and further instructions on how to invest. The Funds’ Transfer Agent must receive your completed application before you may make an initial investment.

HOW TO BUY, SELL, EXCHANGE AND TRANSFER SHARES
The Funds do not issue share certificates.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that the Transfer Agent will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent if you need additional assistance with your application.
If the Funds do not have a reasonable basis for determining your identity, the account will be rejected or you will not be allowed to perform transactions on the account until the necessary information to confirm your identity is received. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value. The Funds reserve the right to reject purchases, or suspend or redeem an account, without the owner’s permission, if the Funds reasonably believe there is suspicious, fraudulent, or illegal activity in the account.

The Funds’ shares have not been registered for sale outside of the United States.

If you are opening an account in the name of a certain legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.
Buying Shares
First, select the appropriate share Class.
Refer to the section entitled “Classes of Shares – About Institutional Class and Investor Class Shares”. Be sure to read this Prospectus carefully.
Next, determine the amount of your investment.
For Institutional Class shares, the minimum initial investment is $10,000. For Investor Class shares, the minimum initial investment is $2,500 ($1,000 for IRA or other individual retirement accounts). There is no minimum initial investment for retirement plans. (The minimums for initial investments may be reduced or waived under certain circumstances.)
Financial advisors, broker-dealers, bank trust departments, or other financial intermediaries offering asset allocation models or other fee-based programs may have initial investment minimums of less than $2,500. Consult your investment professional for the minimum initial investment specified by the program’s provider.
Have your financial consultant, selected securities dealer or other financial intermediary submit your purchase order.
In addition to purchasing shares directly from the Funds, you may invest through financial services companies such as banks, trust companies, investment advisors or broker-dealers that have made arrangements to offer Fund shares for sale. Such financial intermediaries, in turn, are authorized to designate other financial intermediaries to receive purchase orders for Fund shares from investors.
The price of your shares is based on the next calculation of NAV after receipt of your order. Purchase orders must be received in “good order” and the Fund reserves the right to reject any transaction instructions that are not in good order. “Good order” means that your purchase request includes: (i) the Fund’s name and share class, (ii) the dollar amount of shares to be purchased, (iii) your purchase application or investment stub, and (iv) a check payable to the Fund in which you are investing, or, if paying by wire, receipt of Federal funds. The requirements for good order may be revised at any time and without prior notice.
Purchase orders received in good order prior to the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time) are priced at the NAV determined that day. If a purchase order is received by a financial intermediary (including any authorized designee thereof) prior to 4:00 p.m., Eastern time, such order will be deemed by the Fund to have been received prior to the deadline for receiving that day’s NAV. Certain financial intermediaries, however, may require submission of orders prior to 4:00 p.m. Eastern time.
Purchase orders received after 4:00 p.m. Eastern time are priced based on the NAV determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase.
Purchase Through the Transfer Agent
Purchase By Mail
Send a completed account application along with a check payable to PENN Capital Funds Trust to the following address:
(regular mail)
PENN Capital Funds Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(overnight)
PENN Capital Funds Trust
c/o U.S. Bank Global Fund Services
615 E. Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the Funds’ Transfer Agent. Receipt of purchase orders or redemption requests occurs when the order is received at the Transfer Agent’s offices.
Checks must be drawn on a U.S. bank in U.S. dollars for the exact amount of the purchase. You will receive the NAV next determined after the Transfer Agent receives your check and completed application. The Funds will not accept payment in cash, money orders, U.S. Treasury checks, credit card checks, traveler’s checks, starter checks, drafts or third party checks. The Funds are unable to accept post-dated checks or any conditional order or payment. If your check does not clear, you will be charged a $25 service charge and for any other losses sustained by the Funds.
Purchase By Wire
If you are making your first investment in the Funds through a wire purchase, the Transfer Agent must have a completed account application before you wire funds. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your financial institution to send the wire. Your financial institution must include the name of the Fund you are purchasing, the account number, and your name so that the wire may be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For credit to U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: PENN Capital Funds Trust, [INSERT FUND NAME HERE]
[SHAREHOLDER NAME - SHAREHOLDER ACCOUNT #]
Federal fund purchases will only be accepted on a day on which the Funds and the Custodian are open for business. Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Funds and U.S. Bank National Association are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Add to Your Investment
Purchase additional shares
The minimum investment for additional purchases is generally $100. (The minimums for additional purchases may be waived under certain circumstances.)
If you purchased your shares through the Transfer Agent, Invest by Mail forms for additional contributions are included with your confirmation statement or by calling 1-844-302-PENN (7366). If you do not have the Invest by Mail form, include the Fund name and share class, your name, address, and account number on a separate piece of paper along with your check.
You may also purchase additional shares via wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit of your wire.
Your financial consultant, selected securities dealer or other financial intermediary may also submit your order.
Acquire additional shares through the automatic dividend reinvestment plan
Unless you elect to receive dividends in cash, all dividends are automatically reinvested.
Participate in the automatic investment plan
You may invest a specific amount on a periodic basis through the Transfer Agent. The current minimum for such automatic investments is $100 (subsequent to the minimum initial investment). The minimum may be waived or revised under certain circumstances. To participate in the plan, your financial institution must be a member of the Automated Clearing House (“ACH”) network. You may change or terminate your participation in the plan at any time by notifying the Transfer Agent five (5) calendar days prior to your next transaction. To change your financial institution, a signature guarantee or signature validation may be required. If your financial institution rejects your transaction, the Transfer Agent will charge a $25 fee to your account. Selected securities dealers or other financial intermediaries may also offer automatic investment plans.
Sell Your Shares
The price of your shares is based on the next calculation of NAV after receipt of your order. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your selected securities dealer or other financial intermediary (or an authorized designee thereof) prior to that day’s close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Certain financial intermediaries, however, may require submission of orders prior to that time. Redemption requests received after that time are priced at the NAV at the close of regular trading on the next business day. Certain financial intermediaries may charge a fee to process a sale of shares.
The Fund may reject an order to sell shares under certain circumstances permitted by the SEC, including during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings.
Your financial consultant, selected securities dealer or other financial intermediary may submit your sales order.
Sell through the Transfer Agent
You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the back cover of this Prospectus. All shareholders on the account must sign the letter. The Transfer Agent may require a signature guarantee for certain redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each account owner is required in the following situations: (i) when a single redemption request would result in a redemption of more than $100,000, (ii) when redemption proceeds are payable or sent to any person, address or bank account not on record, (iii) when a redemption request is received by the Transfer Agent and the address on record to where the proceeds are being sent has changed within 30 calendar days, or (iv) when the account’s ownership is being changed. The Funds reserve the right to waive the signature guarantee requirement. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or signature validation in other instances based on the circumstances relative to the particular situation. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. You may have to supply additional documentation at the request of the Transfer Agent, depending on the type of account. Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election will generally be subject to a 10% withholding. Shares held in IRA accounts may be redeemed by telephone at 1-844-302-PENN (7366). Investors will be asked whether or not to withhold taxes from any distribution.
All redemption requests received in good order by the Transfer Agent before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) will be processed that day and the proceeds will usually be sent the next day. “Good order” means your letter of instruction includes: (i) the Fund’s name; (ii) the number of shares or dollar amount of shares to be redeemed; (iii) signatures of all registered shareholders exactly as the shares are registered and a signature guarantee, when applicable; and (iv) the account number. You may have a check sent to the address of record, proceeds may be wired to your pre-determined financial institution account or proceeds may be sent via electronic funds transfer through the ACH network using instructions previously provided to the Transfer Agent for your account. There is a $15 fee for outgoing wire transfers. In all cases, proceeds will be processed within seven calendar days following a properly completed request. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed 12 calendar days from the date of purchase.
You may also sell shares held at the Transfer Agent by telephone request if the amount being sold does not exceed $100,000 and if certain other conditions are met. Contact the Transfer Agent at 1-844-302-PENN (7366) for details. If an account has more than one owner or authorized person, the Transfer Agent will accept telephone instructions from any one owner or authorized person.

Sell Shares Systematically
Participate in a Fund’s Systematic Withdrawal Plan
You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your financial institution account of at least $100 per payment if you have at least $10,000 in your account. You can generally arrange through the Transfer Agent or your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount as frequently as monthly, subject to certain conditions. You may elect to change or terminate your participation in this Plan at any time by contacting the Transfer Agent at least five calendar days prior to the next scheduled withdrawal. Under either method, you should have dividends automatically reinvested.
Ask your financial intermediary or the Transfer Agent for details. Each withdrawal is generally a taxable event for federal income tax purposes.
Exchange Your Shares
Select the Fund into which you want to exchange.
You can exchange your shares of a Fund for shares in an identically registered account of another Penn Capital Fund subject to the policies and procedures adopted by the participating securities dealer or other financial intermediary and to the policies described below. The minimum exchange amount is $2,500. Exchanges generally are considered a sale for federal income tax purposes.
Each Class of Fund shares generally is exchangeable for shares of the same Class of another Penn Capital Fund.
To exercise the exchange privilege, contact your financial consultant, selected securities dealer or other financial intermediary or call the Transfer Agent at 1-844-302-PENN (7366).
Transfer Shares to Another Securities Dealer or Other Financial Intermediary
Transfer to a participating securities dealer or other financial intermediary
You may transfer your Fund shares to another selected securities dealer or other financial intermediary if authorized dealer agreements are in place between the Distributor and the transferring intermediary and the Distributor and the receiving intermediary. Certain shareholder services may not be available for all transferred shares. All future trading of these assets must be coordinated by the receiving intermediary.
Transfer to a non-participating securities dealer or other financial intermediary
You must either:
•Transfer your shares to an account with the Transfer Agent or
•Sell your shares.
The Funds encourage, if possible, advance notification of large redemptions. It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind as described below in the section “Additional Information Regarding Purchases and Redemptions.” Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, a Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.
During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction prior to market close. If a servicing agent or shareholder cannot contact the Transfer Agent by telephone, they should make a redemption request in writing in the manner described earlier. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.
Right to Suspend Sales and Reject Purchase Orders. The Funds reserve the right to suspend the offering of shares at any time, and to reject a purchase order.
The Advisor and the Funds are dedicated to minimizing or eliminating short-term and/or active trading in the Funds. Purchases and exchanges of Fund shares should be made for long-term investment purposes. Short-term or excessive trading into or out of a Fund may harm other shareholders in various ways, including disrupting portfolio management strategies, increasing brokerage and administrative costs, and causing the Fund to generate taxable gains. To protect the interests of the Fund’s long-term shareholders, the Board has adopted the following policies and has authorized the Advisor to make adjustments to specific provisions in these policies as necessary to ensure their effectiveness.
The Funds discourage frequent purchases and redemptions of Fund shares, whether for “market timing” or any other purpose. Accordingly, the Funds reserve the right to reject any purchase or exchange request for any reason, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, a Fund may reject any purchase order, including an exchange, from any investor who, in the Advisor’s opinion, has a pattern of short-term or excessive trading in the Funds or whose trading has been disruptive to a Fund.
The Funds monitor trading activity in a variety of ways. Active trading within a 30-day period will generally be questioned if the trades meet certain thresholds for materiality. However, the Funds may reject trades from any shareholder who the Funds believe is engaged in excessive trading, whether or not in violation of these guidelines. The Funds may consider trading patterns over a longer period than 30 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and reserve the right to consider trading activity in multiple accounts under common ownership, control, or influence. Additionally, these guidelines may be changed at any time without prior notice to shareholders.
When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchases and the banning of future trades are inherently subjective and involve some selectivity in their application. The Advisor will seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.
Persons engaged in excessive trading practices may use a variety of strategies to avoid detection, such as trading through multiple financial intermediaries or within omnibus accounts that pool transactions together in one account. The Funds may not be able to effectively monitor or detect excessive or short-term trading that occurs through financial intermediaries, particularly in an omnibus account. It is common for a substantial portion of Fund shares to be held in omnibus accounts. The Funds may not always be able to detect or curtail excessive or short-term trading in omnibus accounts, which may harm shareholders as described above.
In addition, the Funds attempt to limit exchanges in retirement plans, which often trade in omnibus accounts, to no more than one round-trip exchange per participant within a 30-day period. It is the responsibility of plan sponsors to communicate the Funds’ restrictions to plan participants and monitor and apply the exchange limitation. The exchange limits may be modified to conform to individual plan exchange limits, Department of Labor regulations and automated asset allocation or dollar-cost-averaging programs. Certain automated or pre-established exchange, asset allocation and dollar-cost-averaging programs may not be subject to these exchange limits.
The Distributor may enter into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such financial advisors and other financial intermediaries undertake to cooperate with the Advisor and the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading of the Funds’ shares through such accounts. Certain plan recordkeepers may offer the Funds a menu of options designed to limit active trading. These options may include blocking of exchanges or round-trip limitations for certain time periods. Generally, the Funds prefer to implement buy blocks, whereby a participant who initiates a sale in a Fund would not be able to make a purchase for 30 days. This limitation does not include payroll contributions, rollovers, loan transactions, automatic rebalancing or other similar transactions. It may not be practical for each plan sponsor and/or recordkeeper to implement this systematic limitation or other short-term trading policies. The Funds will accept as adequate reasonable policies and procedures to detect and deter active trading even though those policies may not be as restrictive as those of the Funds. Shareholders who own Fund shares through plan sponsors may request copies of such policies and procedures from those plan sponsors and/or recordkeepers.
For purposes of application of these policies, the Funds generally do not consider the following types of transactions to be active trading (unless significant in size or frequency of trades):
•With respect to discretionary wrap programs, changes in investment models by research teams;
•“Rebalancing” transactions by brokers or investment advisors to align accounts with target portfolios;
•“Rebalancing” transactions by shareholders between taxable and non-taxable accounts;
•Sales and purchases effected for the purpose of changing the class of Fund shares held;
•Sales and purchases effected for the purpose of realizing tax gains/losses in order to offset other tax gains/losses; and
•Sales and purchases effected by plan sponsors, recordkeepers or other intermediaries for various operational purposes.

ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS
In order to conduct transactions via the website, you will need your account number, user ID, and password. Payment for shares purchased or redeemed through the internet may be made only through electronic funds transfer via the Automated Clearing House (“ACH”) using a predetermined bank account. Only bank accounts held at domestic financial institutions that are ACH members can be used for such transactions. You must have provided a voided check or savings deposit slip with which to establish your bank account instructions. Redemptions initiated via the website may also be paid by check to the address of record or by federal wire to the bank instructions on your account.
The Funds employ procedures to confirm that transactions entered through the internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. The Fund and their transfer agent will not be responsible for any loss, liability or expense for any fraudulent or unauthorized instructions entered via the internet.
Policy on Foreign Shareholders. Shares of the Funds have not been registered for sale outside of the United States. To invest in the Funds, you must be a U.S. citizen, resident alien or a U.S. entity, you must have a U.S. tax identification (social security or employer identification) number, and you must reside in the United States and its territories or have a U.S. military address. The Funds reserve the right to refuse investments from shareholders or entities that must file a W-8 form. The Funds reserve the right to close the account within 5 business days if clarifying information or documentation is not received.
Liquidating Small Accounts. Because of the high cost of maintaining smaller shareholder accounts, if you redeem shares and your account balance falls below $500, the Funds may redeem all of your shares in your account after sixty (60) days’ written notice to you. A redemption of all of your shares generally will be treated as a sale for federal income tax purposes and may be subject to tax.
Converting from Investor Class to Institutional Class Shares. If the current market value of the Investor Class shares in your Fund account is at least $10,000 dollars, you may convert your Investor Class shares to Institutional Class shares of the same Fund on the basis of relative NAVs. Converting from Investor Class shares to Institutional Class shares may not be available at certain financial intermediaries, or there may be additional costs associated with the conversion resulting from fees charged by your financial intermediary. There are no fees or other charges for converting accounts held directly with the Funds. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted.
If you have a direct account with the Funds, you may convert from Investor Class to Institutional Class shares by calling the Funds at 1-844-302-PENN (7366). Otherwise, your financial intermediary can contact the Funds to convert your shares from Investor Class to Institutional Class.

Holders of Investor Class shares may convert their Investor Class shares to Institutional Class shares provided that they: (1) hold their shares through an institution that has a valid Institutional Class sales agreement with the Distributor authorizing such a conversion; and (2) are eligible to invest in Institutional Class shares in accordance with the criteria set forth in the Prospectus. Any such conversion is subject to the Funds’ discretion to accept or reject the conversion. For federal income tax purposes, a same-Fund share Class conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal adviser to discuss their particular circumstances. Investor Class shareholders should contact their financial institution for information on the availability of Institutional Class shares, and should read and consider the Institutional Class shares information in the Prospectus before any such conversion.
Converting from Institutional Class to Investor Class Shares. If your Institutional Class share account falls below the stated investment minimum due to redemptions, then the Funds reserve the right to give you 30 days’ written notice to make additional investments so that your account balance is $10,000 or more. If you do not make additional investments, then the Funds may convert your Institutional Class shares to Investor Class shares, at which time your account will be subject to the expenses, policies and procedures for Investor Class shares. Any such conversion will occur at the relative NAVs of the two share classes, without the imposition of any fees or other charges if the accounts are held directly with the Funds. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares converted.
Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, shares held by such participants or clients will remain Institutional Class shares when a participant or client rolls over its accounts with the retirement plan or financial intermediary into an individual retirement account.
Brokerage Platforms. Institutional and Investor Shares may also be available on certain brokerage platforms. An investor transacting in Institutional and Investor Shares through a broker that is acting as an agent for the investor may be required by such broker to pay a separate commission and/or other forms of compensation to their broker. Such broker commissions are not reflected in each Fund’s fee table or expense examples.
Responsibility for Fraud. The Funds will not be responsible for any account losses due to fraud, so long as the Funds reasonably believe that the person transacting on an account is authorized to do so. Please protect your account information and keep it private. Contact the Funds immediately about any transactions you believe to be unauthorized.
Retirement Distributions. A request for distribution from an IRA or other retirement account may be delayed by the Funds pending proper documentation. If a shareholder does not want tax withholding from distributions, the shareholder may state in the distribution request that no withholding is desired and that the shareholder understands that there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.
Redemption in Kind. The Funds reserve the right to pay shareholders redeeming large amounts with, in whole or in part, securities instead of cash in certain circumstances. If your shares are thusly redeemed in kind, you will incur transaction costs when you subsequently sell the securities distributed to you. You should also understand that, as a result of subsequent market volatility, the net proceeds from the ultimate sale of any securities that you receive upon a redemption may vary, either positively or negatively, and perhaps significantly, from the redemption value of your Fund shares. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to a Fund. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then the Fund will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Funds’ Transfer Agent toll-free at 1-844-302-PENN (7366) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Householding. In order to control costs associated with mailings, the Funds will, until notified otherwise, send only one copy of each Prospectus, shareholder report and proxy statement to each household address that it has on record for you and your family members living in the same home.
This process, known as “householding,” does not apply to account statements, confirmations or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call 1-844-302-PENN (7366). The Funds will resume separate mailings to you within 30 days of your request.

DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Penn Capital Opportunistic High Income Fund, the Penn Capital Defensive Floating Rate Income Fund, and the Penn Capital Defensive Short Duration High Income Fund expect to declare and distribute all of their net investment income, if any, to shareholders as dividends monthly. The Penn Capital Managed Alpha SMID Cap Equity Fund, the Penn Capital Special Situations Small Cap Equity Fund, the Penn Capital Micro Cap Equity Fund, and the Penn Capital Enterprise Value Small Cap Equity Funds expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
Distributions may be taken in cash or in additional shares at NAV. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.  Shares become entitled to receive distributions on the day after the shares are issued. Dividends and capital gain distributions will be automatically reinvested in additional shares unless a shareholder has elected, by written notice to the Funds, or by telephone, to receive dividends and capital gain distributions in cash. Any changes to the distribution option should be submitted at least 5 days in advance of the payment date for the distribution.
If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the current NAV for the applicable Fund, and to reinvest all subsequent distributions.
Annual Statements
Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “Buying a Dividend”
At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax Considerations
Fund Distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Penn Capital Opportunistic High Income Fund, Penn Capital Defensive Floating Rate Income Fund and the Penn Capital Defensive Short Duration High Income Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by such Funds is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.
Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to report the special character of “qualified REIT dividends” to its shareholders, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares.
Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The Funds are required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem (“covered shares”). Cost basis will be calculated using the Funds’ default method, unless you instruct a Fund to use a different calculation method. The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. You may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare Tax. A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of “DIVIDENDS, DISTRIBUTIONS, AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

HISTORICAL INVESTMENT ADVISOR PERFORMANCE INFORMATION
The Advisor manages certain discretionary investment management accounts (i.e., actual private funds and separately managed accounts) using substantially similar investment objectives, policies and strategies as the Funds (collectively, the “Related Accounts”). The tables below show those returns for the composites of all Related Accounts, specifically, the Defensive Floating Rate Income Composite, the Defensive Short Duration High Income Composite, the Micro Cap Equity Composite, and the Small Cap Value Equity Composite (collectively, the “Related Account Composites”) and the broad based benchmark indices and secondary benchmark indices, as applicable for the Penn Capital Defensive Floating Rate Income Fund, the Penn Capital Defensive Short Duration High Income Fund, the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund. The Advisor claims compliance with Global Investment Performance Standards (GIPS®) and that claim of compliance has been verified by ACA Performance Services, LLC, an independent third-party verifier, between the dates January 1, 2004 and December 31, 2019. The index information is provided to represent the investment environment existing at the time periods shown. Indices do not reflect the deduction of fees, expenses or taxes. Individuals cannot invest directly in an index. Please note that the Related Account Composite Performance is not the Funds’ own historical performance and should not be considered a substitute for the Funds’ performance. Investors should not consider this performance data as an indication of the future performance of the Funds or the Related Account Composites.
The performance figures for the Related Account Composites are shown “net of fees,” which means that they reflect the deduction of all actual fees and expenses of the Related Accounts during the periods shown (i.e., they reflect the payment of management fees, brokerage commissions and execution costs paid by the Related Accounts included in the Related Account Composites, without taking into account federal or state income taxes), and not the fees and expenses payable by the Funds. In 2016, the Penn Capital Small Cap Value Equity Related Account Composite consisted of a single account managed by the Advisor that was not charged a management fee; accordingly, the performance figures shown for 2016 reflect the deduction of a model advisory fee in addition to brokerage commissions and execution costs incurred by the Related Account. The model fee represented the highest advisory fee imposed by the Advisor with respect to an account employing a substantially similar investment strategy. None of the Related Accounts are registered as an investment company under the 1940 Act. The Related Accounts included in the Related Account Composites were not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance of these accounts. In addition, the Funds’ total operating expenses are generally expected to be higher than those of the Related Accounts; if the Funds’ expenses were reflected, the performance shown would be lower. Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate, sometimes dramatically, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Historical performance information for the Related Account Composites and broad based benchmark indices are shown below. Performance figures are time-weighted rates of return, which include the deduction of portfolio transaction costs. The GIPS® calculation method differs from guidelines of the SEC for calculating performance of mutual funds. All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions. Additional information regarding Advisor’s policies and procedures for calculating and reporting performance returns, and a listing and description of all of its composites, are available upon request by calling 1-844-302-PENN (7366). The Advisor has been verified in its claim of compliance with the GIPS® standards for the periods January 1, 2004 through December 31, 2019 conducted by ACA Performance Services, LLC, an independent third-party verifier.

Historical Performance Information for the Advisor of the Penn Capital Defensive Floating Rate Income Fund
Penn Capital Defensive Floating Rate Income Related Account Composite

Year Ended December 31	Related Account Composite Total Return (Net of Fees)*	S&P/LSTA BB Loan Index (reflects no deduction for fees, expenses or taxes)	Related Account Composite Total Assets (Millions)

2019	8.57%	9.31%	$130.89
2018	0.59	-0.42	119.81
2017	4.20	3.44	114.79
2016	6.44	7.33	341.09
2015	2.81	2.24	299.52
2014	0.81	1.52	103.40
2013**	3.67	2.37	54.82
*“Net of Fees” performance reflects the deduction of all actual fees and expenses of the Related Accounts during the periods shown and not the fees and expenses payable by the Penn Capital Defensive Floating Rate Income Fund.
**    Inception date June 30, 2013.
The year-to-date total return of the Related Account Composite as of August 31, 2020 was -3.15%.
Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	Since Inception*
Penn Capital Defensive Floating Rate Income Related Account Composite (Net of Fees)**	8.57%	4.49%	4.13%
S&P/LSTA BB Loan Index (reflects no deduction for fees, expenses or taxes)	9.31%	4.32%	3.92%
*    Inception date June 30, 2013.
**    “Net of Fees” performance reflects the deduction of all actual fees and expenses of the Related Accounts during the periods shown and not the fees and expenses payable by the Penn Capital Defensive Floating Rate Income Fund.
Historical Performance Information for the Advisor of the Penn Capital Defensive Short Duration High Income Fund
Penn Capital Defensive Short Duration High Income Related Account Composite

Year Ended December 31	Related Account Composite Total Return (Net of Fees)*	ICE BofAML US HY Cash Pay BB-B Rated 1-3 Yrs Index (reflects no deduction for fees, expenses or taxes)	ICE BofAML 1-3 Yr BB US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	Related Account Composite Total Assets (Millions)
2019	7.56%	8.83%	8.69%	$119.94
2018	1.14	2.22	1.35	82.77
2017	4.04	4.70	3.62	77.32
2016	6.86	10.56	8.46	75.32
2015	2.24	0.30	1.20	79.11
2014	0.91	1.97	1.92	69.67
2013**	4.76	5.37	4.94	35.52
*“Net of Fees” performance reflects the deduction of all actual fees and expenses of the Related Accounts during the periods shown and not the fees and expenses payable by the Penn Capital Defensive Short Duration High Income Fund.
**    Inception date February 1, 2013.
The year-to-date total return of the Related Account Composite as of August 31, 2020 was -1.99%.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	Since Inception*
Penn Capital Short Duration High Income Related Account Composite (Net of Fees)**	7.56%	4.34%	3.95%
ICE BofAML US HY Cash Pay BB-B Rated 1-3 Yrs Index (reflects no deduction for fees, expenses or taxes)	8.83%	5.25%	4.85%
ICE BofAML 1-3 Years BB US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	8.69%	4.61%	4.32%
*Inception date February 1, 2013.
**    “Net of Fees” performance reflects the deduction of all actual fees and expenses of the Related Accounts during the periods shown and not the fees and expenses payable by the Penn Capital Defensive Short Duration High Income Fund.
Historical Performance Information for the Advisor of the Penn Capital Micro Cap Equity Fund
Penn Capital Micro Cap Equity Related Account Composite

Year Ended December 31	Related Account Composite Total Return (Net of Fees)*	Russell Microcap Index (reflects no deduction for fees, expenses or taxes)	Related Account Composite Total Assets (Millions)
2019	28.79%	22.43%	$272.22
2018	-16.99	-13.08	197.70
2017	3.97	13.17	290.19
2016	26.32	20.37	442.59
2015	0.48	-5.16	361.23
2014	-5.08	3.65	266.19
2013	48.14	45.62	295.37
2012	20.34	19.75	274.54
2011	-16.60	-9.27	245.93
2010	35.66	28.89	92.31
2009	111.26	27.48	77.63
2008	-45.57	-39.78	26.55
2007	-10.03	-8.00	13.10
2006**	9.50	10.70	1.23
*“Net of Fees” performance reflects the deduction of all actual fees and expenses of the Related Accounts during the periods shown and not the fees and expenses payable by the Penn Capital Micro Cap Equity Fund.
**    Inception date September 1, 2006.
The year-to-date total return of the Related Account Composite as of August 31, 2020 was -8.68%.
Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years	Since Inception*
Penn Capital Micro Cap Equity Related Account Composite (Net of Fees)**	28.79%	7.10%	10.14%	8.74%
Russell Microcap Index (reflects no deduction for fees, expenses or taxes)	22.43%	6.57%	11.26%	6.35%
*Inception date September 1, 2006.
**    “Net of Fees” performance reflects the deduction of all actual fees and expenses of the Related Accounts during the periods shown and not the fees and expenses payable by the Penn Capital Micro Cap Equity Fund.

Historical Performance Information for the Advisor of the Penn Capital Enterprise Value Small Cap Equity Fund
Penn Capital Small Cap Value Equity Related Account Composite

Period Ended December 31	Related Account Composite Total Return (Net of Fees)*	Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	Related Account Composite Total Assets (Millions)
2019	32.53%	22.39%	$15.57
2018	-10.40	-12.86	10.77
2017	10.45	7.84	0.77
2016**	38.08%	29.54%	0.69
*“Net of Fees” performance reflects the deduction of model advisory fees (for the period ended December 31, 2016 only) and actual expenses of the Related Account during the period shown and not the fees and expenses payable by the Penn Capital Enterprise Value Small Cap Equity Fund.
**    Inception date April 1, 2016.
The year-to-date total return of the Related Account Composite as of August 31, 2020 was -10.43%.
Average Annual Total Returns as of December 31, 2019

	1 Year	Since Inception*
Penn Capital Small Cap Value Equity Related Account Composite (Net of Fees)**	32.53%	17.14%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	22.39%	11.20%
*Inception date April 1, 2016.
**    “Net of Fees” performance reflects the deduction of model advisory fees (for the period ended December 31, 2016 only) and actual expenses of the Related Account during the period shown and not the fees and expenses payable by the Penn Capital Enterprise Value Small Cap Equity Fund.

FINANCIAL HIGHLIGHTS
The following tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor would have earned (or lost) during each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information was audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in the Funds’ most recent annual report to shareholders. You may obtain a copy of the Funds’ most recent annual and semi-annual reports by contacting the Trust by telephone, mail, or by visiting www.penncapitalfunds.com. No information is shown for the Penn Capital Micro Cap Equity Fund or the Penn Capital Enterprise Value Small Cap Equity Fund because the Funds have not commenced operations as of the date of this Prospectus.

	Per Common Share Data(a)											Supplemental data and ratios
	Income from Investment operations					Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses)	Total from investment operations		Dividends from net investment income	Distributions from capital gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)		Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)		Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio Turnover Rate(c)
Penn Capital Defensive Floating Rate Income Fund
Institutional Class
7/1/19 to 6/30/20	$9.97	0.42	(0.67)	(0.25)	(f)	(0.42)	—	(0.42)	$9.30	(2.57)%		$35,551	0.64%		1.37%	4.33%		3.60%	93%
7/1/18 to 6/30/19	$10.09	0.48	(0.09)	0.39	(f)	(0.51)	—	(0.51)	$9.97	4.04%		$37,485	0.64%		1.43%	4.89%		4.10%	57%
7/1/17 to 6/30/18	$10.21	0.43	(0.06)	0.37		(0.43)	(0.06)	(0.49)	$10.09	3.71%		$31,729	0.65%	(g)	1.64%	4.31%	(g)	3.32%	65%
7/1/16 to 6/30/17	$10.09	0.40	0.17	0.57		(0.40)	(0.05)	(0.45)	$10.21	5.66%		$25,031	0.74%		1.95%	3.90%		2.69%	108%
11/30/15(e) to 6/30/16	$10.00	0.14	0.06	0.20		(0.11)	—	(0.11)	$10.09	1.99%	(d)	$18,625	0.74%		2.77%	2.56%		0.53%	43%	(d)
Penn Capital Defensive Short Duration High Income Fund
Institutional Class
7/1/19 to 6/30/20	$9.93	0.37	(0.59)	(0.22)		(0.38)	—	(0.38)	$9.33	(2.33)%		$44,462	0.54%		1.15%	3.87%		3.26%	113%
7/1/18 to 6/30/19	$9.85	0.35	0.10	0.45	(f)	(0.37)	—	(0.37)	$9.93	4.65%		$34,924	0.54%		1.44%	3.75%		2.85%	48%
7/17/17(e) to 6/30/18	$10.00	0.27	(0.17)	0.10		(0.25)	—	(0.25)	$9.85	1.03%	(d)	$12,436	0.54%		2.70%	3.08%		0.92%	39%	(d)

Penn Capital Opportunistic High Income Fund
(formerly, Penn Capital Multi-Credit High Income Fund)
Institutional Class
7/1/19 to 6/30/20	$9.99	0.53	(1.10)	(0.57)	(f)	(0.54)	—	(0.54)	$8.88	(5.86)%		$17,819	0.72%	2.08%	5.66%	4.30%	149%
7/1/18 to 6/30/19	$10.06	0.59	(0.02)	0.57	(f)	(0.61)	(0.03)	(0.64)	$9.99	5.83%		$15.236	0.72%	2.26%	5.90%	4.36%	85%
7/1/17 to 6/30/18	$10.52	0.61	(0.22)	0.39	(f)	(0.63)	(0.22)	(0.85)	$10.06	3.81%		$13,814	0.72%	2.80%	5.89%	3.81%	66%
7/1/16 to 6/30/17	$9.95	0.73	0.56	1.29		(0.72)	—	(0.72)	$10.52	13.36%		$8,772	0.72%	3.25%	7.01%	4.48%	79%
11/30/15(e) to 6/30/16	$10.00	0.35	(0.10)	0.25		(0.30)	—	(0.30)	$9.95	2.66%	(d)	$7,843	0.72%	5.14%	6.34%	1.92%	62%	(d)

Penn Capital Special Situations Small Cap Equity Fund
Institutional Class
7/1/19 to 6/30/20	$10.67	(0.03)	(1.31)	(1.34)		—	—	—	$9.33	(12.56)%		$7,245	1.09%	3.09%	(0.42)%	(2.42)%	115%
7/1/18 to 6/30/19	$12.59	(0.05)	(0.98)	(1.03)	(f)	—	(0.89)	(0.89)	$10.67	(7.91)%		$10,198	1.09%	2.38%	(0.35)%	(1.64)%	97%
7/1/17 to 6/30/18	$11.71	(0.08)	2.36	2.28	(f)	—	(1.40)	(1.40)	$12.59	20.31%		$21,289	1.09%	2.09%	(0.64)%	(1.64)%	105%
7/1/16 to 6/30/17	$10.32	(0.04)	2.24	2.20	(f)	—	(0.81)	(0.81)	$11.71	21.52%		$21,867	1.09%	2.19%	(0.54)%	(1.64)%	101%
12/17/15(e) to 6/30/16	$10.00	(0.02)	0.34	0.32		—	—	—	$10.32	3.20%	(d)	$8,554	1.09%	5.63%	(0.48)%	(5.02)%	102%	(d)

Penn Capital Managed Alpha SMID Cap Equity Fund
Institutional Class
7/1/19 to 6/30/20	$12.68	—	(h)	(0.60)	(0.60)		—	(0.59)	(0.59)	$11.49	(5.23)%		$15,966	1.06%	2.14%	(0.04)%	(1.12)%	57%
7/1/18 to 6/30/19	$13.55	(0.01)		0.37	0.36	(f)	—	(1.23)	(1.23)	$12.68	3.64%		$14,363	1.06%	2.20%	(0.11)%	(1.25)%	40%
7/1/17 to 6/30/18	$11.73	(0.04)		2.07	2.03		—	(0.21)	(0.21)	$13.55	17.41%		$14,910	1.06%	2.38%	(0.34)%	(1.66)%	64%
7/1/16 to 6/30/17	$9.65	(0.02)		2.10	2.08		—	—	—	$11.73	21.55%		$11,027	1.06%	2.63%	(0.29)%	(1.86)%	91%
11/30/15(e) to 6/30/16	$10.00	(0.03)		(0.32)	(0.35)		—	—	—	$9.65	(3.50)%	(d)	$9,462	1.06%	3.74%	(0.53)%	(3.21)%	70%	(d)
_______________
*    No Information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020.
(a)Information presented related to a share outstanding for the entire period.

(b)Annualized for periods less than one full year.
(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)Not annualized.
(e)Commencement of operations.
(f)Total from investment operations per share includes redemption fees of less than $0.01 per share.
(g)Expense waiver of 0.64% was implemented on August 1, 2017.
(h)Amount is less than $0.005 per share.

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FOR MORE INFORMATION
Annual/Semi-Annual Reports
Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.
Contacting the Fund
You can receive free copies of the Prospectus, SAI and annual/semi-annual reports or other information by visiting the Funds’ website at www.penncapitalfunds.com or by contacting the Funds at:
PENN Capital Funds Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-844-302-PENN (7366) (toll free)
SEC Information
Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Investment Company Act File No. 811-23011
© Penn Capital Management Company, Inc. 2020